     As filed with the Securities and Exchange Commission on March 31, 1998.
                                                        Registration No. 33-6418
                                                      1940 Act File No. 811-4946
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ===============

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]
                         Pre-Effective Amendment No.___                      [_]
                       Post-Effective Amendment No. 13                       [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                        [_]
                              Amendment No. 15                               [X]
                        (Check Appropriate box or boxes)

                                 ===============

                           THOMPSON PLUMB FUNDS, INC.
               (Exact name of registrant as specified in charter)

        8201 EXCELSIOR DRIVE, SUITE 200
            MADISON, WISCONSIN                             53717
        (Address of Principal Offices)                   (Zip Code)

        Registrant's Telephone Number, including Area Code (608) 831-1300

                                 THOMAS G. PLUMB
                         8201 EXCELSIOR DRIVE, SUITE 200
                            MADISON, WISCONSIN 53717
                     (name and Address of Agent for Service)

                                    Copy to:
                            CONRAD G. GOODKIND, ESQ.
                                 Quarles & Brady
                            411 East Wisconsin Avenue
                               Milwaukee, WI 53202

              It is proposed that this filing will become effective (check appropriate box):
                    [X] immediately upon filing pursuant to paragraph (b)
                    [_] on (date) pursuant to paragraph (b)
                    [_] 60 days after filing pursuant to paragraph (a)(1)
                    [_] on (date) pursuant to paragraph (a)(1)
                    [_] 75 days after filing pursuant to paragraph (a)(2)
                    [_] on (date) pursuant to paragraph (a)(2)of rule 485

              If appropriate, check the following box:
                    [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

         Registrant has registered an indefinite number of shares of Common Stock, par value $0.01, under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On January 27, 1998, the Registrant filed a Rule 24f-2 Notice for the fiscal year ended November 30, 1997.

                                 ===============

                           THOMPSON PLUMB FUNDS, INC.
                          -----------------------------
                              CROSS REFERENCE SHEET
                          -----------------------------


 FORM N-1A
  PART A
ITEM NUMBERS                                   PROSPECTUS CAPTION
------------                                   ------------------

     1.   ..................................   Outside Front Cover Page

     2.   ..................................   Expense Information

     3.   ..................................   Financial Highlights; Other
                                               Information - Performance
                                               Information

     4.   ..................................   Outside Front Cover Page;
                                               General Information

     5.   ..................................   General Information; Management
                                               of the Funds

    5A.   ..................................   Not applicable.  See Annual
                                               Report to Shareholders

     6.   ..................................   Dividends, Distributions and
                                               Taxes; Description of Shares;
                                               Other Information - Shareholder
                                               Statements, Reports and In-
                                               quiries

     7.   ..................................   Purchase and Redemption of
                                               Shares; Determination of Net
                                               Asset Value; Other
                                               Information - Retirement Plans

     8.   ..................................   Purchase and Redemption of
                                               Shares; Determination of Net
                                               Asset Value

     9.   ..................................   Not applicable.

 FORM N-1A
  PART B                                   STATEMENT OF ADDITIONAL
ITEM NUMBERS                                 INFORMATION CAPTION
------------                                 -------------------

    10.  .............................     Cover Page

    11.  .............................     Cover Page

    12.  .............................     Cover Page

    13.  .............................     Description of Certain Investments
                                           and Transactions; Investment
                                           Restrictions

    14.  .............................     Management

    15.  .............................     Management; Other Information

    16.  .............................     Management; Advisory and
                                           Administrative Services

    17.  .............................     Portfolio Transactions and Brokerage

    18.  .............................     Determination of Net Asset Value and
                                           Pricing Considerations; Taxes

    19.  .............................     Determination of Net Asset Value and
                                           Pricing Considerations

    20.  .............................     Taxes

    21.  .............................     Not Applicable

    22.  .............................     Fund Performance

    23.  .............................     Financial Statements

                                 PROSPECTUS
                               MARCH 31, 1998
                       ------------------------------
                         THOMPSON PLUMB FUNDS, INC.
                       8201 EXCELSIOR DRIVE, SUITE 200
                          MADISON, WISCONSIN  53717
                         TELEPHONE:  (608) 831-1300
                                     (800) 999-0887

     THOMPSON PLUMB FUNDS, INC. offers a series of separate mutual funds, each with its own investment objective:

THOMPSON PLUMB BALANCED FUND

     This Fund (the "Balanced Fund") seeks to realize a combination of income and capital appreciation, which will result in the highest total return while assuming reasonable risk. The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities.

THOMPSON PLUMB BOND FUND

     This Fund (the "Bond Fund") seeks a high level of current income while at the same time preserving investment capital. The Bond Fund invests primarily in a diversified portfolio of investment-grade debt securities.

THOMPSON PLUMB GROWTH FUND

     This Fund (the "Growth Fund") seeks a high level of long-term growth primarily through capital appreciation, while at the same time assuming reasonable risk. The Growth Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks. Although current income is not a primary objective of the Growth Fund, the Fund anticipates that capital growth will be accompanied by growth through dividend income.

     The Funds are managed by Thompson, Plumb & Associates, Inc. (the "Advisor"). See "Management of the Funds." They are offered directly to investors, without a sales charge. See "Purchase and Redemption of Shares."

     This Prospectus sets forth concisely the information about each of the Funds that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission in the form of a Statement of Additional Information, dated March 31, 1998. Copies of the Statement of Additional Information, which is incorporated herein by reference in its entirety, will be provided without charge upon written request to the attention of the Corporate Secretary of the Advisor at 8201 Excelsior Drive, Suite 200, Madison, Wisconsin 53717, or by calling the Advisor's offices at (608) 831-1300 or (800) 999-0887.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                             A CRIMINAL OFFENSE.

                                  PROSPECTUS
                              TABLE OF CONTENTS


                                                                 Page No.
                                                                 --------
    EXPENSE INFORMATION ........................................    3

    FINANCIAL HIGHLIGHTS .......................................    4
      Thompson Plumb Balanced Fund .............................    4
      Thompson Plumb Bond Fund .................................    5
      Thompson Plumb Growth Fund ...............................    6

    GENERAL INFORMATION ........................................    7

    INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS ............    7
      Thompson Plumb Balanced Fund .............................    7
      Thompson Plumb Bond Fund .................................    8
      Thompson Plumb Growth Fund ...............................    8

    OTHER INVESTMENT FACTORS REGARDING THE FUNDS ...............    9
      Common Stocks ............................................    9
      Fixed Income Securities ..................................    9
      Short-Term Instruments ...................................   10
      Portfolio Turnover .......................................   10
      Investment Restrictions ..................................   10
      Other Factors ............................................   11

    MANAGEMENT OF THE FUNDS ....................................   11

    PURCHASE AND REDEMPTION OF SHARES ..........................   12
      General ..................................................   12
      Purchases ................................................   12
      Automatic Investment Plan.................................   13
      Systematic Withdrawal Plan................................   14
      Exchange Privilege .......................................   14
      Automatic Exchange Plan ..................................   14
      Exchange by Telephone ....................................   14
      Availability of Money Market Fund ........................   15
      Redemptions ..............................................   15

    DETERMINATION OF NET ASSET VALUE ...........................   16

    DIVIDENDS, DISTRIBUTIONS AND TAXES .........................   17
      General ..................................................   17
      Other Information ........................................   17

    DESCRIPTION OF SHARES ......................................   17

    OTHER INFORMATION ..........................................   18
      Transfer and Dividend Disbursing Agent and Custodian......   18
      Shareholder Statements, Reports and Inquiries ............   18
      Retirement Plans .........................................   18
      Performance Information ..................................   18
      Portfolio Transactions and Brokerage .....................   19
      Year 2000 Compliance .....................................   19

                              EXPENSE INFORMATION




                                                        BALANCED  BOND   GROWTH
                                                          FUND    FUND    FUND
                                                        --------  ----   ------
SHAREHOLDER TRANSACTION EXPENSES:
---------------------------------
Sales Load Imposed on Purchases                         None      None   None
Sales Load Imposed on Reinvested Dividends              None      None   None
Redemption Fees(1)                                      None      None   None
Exchange Fee (between the Funds)(1)                     None      None   None


ANNUAL FUND OPERATING EXPENSES:
-------------------------------
(As a percentage of average net assets)(2)
Management Fees                                          .85%      .65%  1.00%
12b-1 Fees                                              None      None   None
Other Expenses (after reimbursement by the Advisor)(3)   .55%      .35%   .52%

TOTAL FUND OPERATING EXPENSES                           1.40%     1.00%  1.52%
     (after reimbursement by the Advisor)(3)

(1) The Funds' transfer agent charges a wire fee for the return of redemption proceeds requested by wire transfer. The fee is currently $12.00. The Funds' transfer agent charges a fee for telephone exchanges. That fee is currently $5.00. The Funds' Advisor may absorb the fee for broker-dealer accounts.

(2) Annual fund operating expenses for the Balanced Fund and Growth Fund are based on amounts incurred during the fiscal year ended November 30, 1997. Annual fund operating expenses for the Bond Fund have been restated to reflect current fees (net of reimbursements). See note (3) below.

(3) The Advisor currently intends to voluntarily reimburse the Bond Fund for all expenses it incurs on an annual basis in excess of 1.00% of average daily net assets. Other Expenses of the Bond Fund for the fiscal year ended November 30, 1997 were 0.49% of average net assets, resulting in Total Fund Operating Expenses of 1.14% of average net assets. Voluntary reimbursement may be modified or discontinued by the Advisor at any time.

     EXAMPLE:    A $1,000 investment would result in the incurrence of
     the following Fund expenses, assuming a 5% annual return and redemption at the end of each time period.


                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
                              ------  -------  -------  --------
               Balanced Fund  $14     $44      $77      $168
               Bond Fund      $10     $32      $55      $122
               Growth Fund    $15     $48      $83      $181


     The purpose of this expense information is to assist the investor in understanding the various costs and expenses that the investor will bear directly or indirectly in any of the Funds. For more detailed information concerning these expenses, see "Management of the Funds." THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                            FINANCIAL HIGHLIGHTS

     The following financial information for the Funds for the periods indicated has been examined by Price Waterhouse LLP, independent accountants, as indicated in their report incorporated by reference into the Statement of Additional Information from the annual report to shareholders for the fiscal year ended November 30, 1997. This information should be read in conjunction with the financial statements and related notes appearing in the annual report. The annual report contains additional performance information and may be obtained upon request and without charge by writing or calling the Advisor.





                                                                             Year Ended November 30,
                                                 --------------------------------------------------------------------------
                                                    1997      1996      1995      1994     1993     1992     1991     1990
                                                    ----      ----      ----      ----     ----     ----     ----     ----
   BALANCED FUND
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD               $ 16.54   $ 14.23   $ 13.55   $ 14.17  $ 14.57  $ 13.50  $ 11.69  $ 11.87
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                             0.18      0.19      0.24      0.27     0.28     0.30     0.27     0.27
    Net realized and unrealized gains (losses)
      on investments                                  3.01      3.21      2.26      0.04     0.15     1.16     1.83    (0.14)
                                                   -------   -------   -------   -------  -------  -------  -------  -------
    Total from Investment Operations                  3.19      3.40      2.50      0.31     0.43     1.46     2.10     0.13
LESS DISTRIBUTIONS
    Distributions from net investment income         (0.23)    (0.23)    (0.28)    (0.27)   (0.28)   (0.28)   (0.29)   (0.31)
    Distributions from capital gains                 (1.34)    (0.86)    (1.54)    (0.66)   (0.55)   (0.11)       -        -
                                                   -------   -------   -------   -------  -------  -------  -------  -------
    TOTAL DISTRIBUTIONS                              (1.57)    (1.09)    (1.82)    (0.93)   (0.83)   (0.39)   (0.29)   (0.31)

NET ASSET VALUE, END OF PERIOD                     $ 18.16   $ 16.54   $ 14.23   $ 13.55  $ 14.17  $ 14.57  $ 13.50  $ 11.69
                                                   =======   =======   =======   =======  =======  =======  =======  =======
TOTAL RETURN                                         21.39%    25.80%    21.02%     2.15%    3.02%   10.91%   18.35%    1.18%


RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions)           $  36.3   $  20.8   $  18.1   $  17.2   $ 21.5   $ 20.9   $ 18.1   $ 11.4
    Ratio of expenses to average net assets           1.40%     1.45%     1.49%     1.42%    1.40%    1.48%    1.64%    1.84%
    Ratio of expenses to average net assets
       without reimbursement                             -         -         -         -        -        -        -        -
    Ratio of net income to average net assets         1.04%     1.32%     1.71%     1.84%    1.89%    2.14%    2.46%    2.49%
    Ratio of net income to average net assets
       without reimbursement                             -         -         -         -        -        -        -        -
    Portfolio turnover rate                          76.66%   134.82%   111.16%   110.01%   91.77%   52.75%   48.46%   56.86%
    Average commission rate paid                   $0.0693   $0.0745         -         -        -        -        -        -

                                                            Year Ended November 30,
                                                            -----------------------
                                                             1989             1988
                                                             ----             ----
   BALANCED FUND

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 10.06          $  8.45
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                      0.30             0.19
    Net realized and unrealized gains (losses)
      on investments                                           1.72             1.51
                                                            -------          -------
    Total from Investment Operations                           2.02             1.70
LESS DISTRIBUTIONS
    Distributions from net investment income                 (0.21)            (0.09)
    Distributions from capital gains                             -                 -
                                                            ------           -------

    TOTAL DISTRIBUTIONS                                      (0.21)            (0.09)
NET ASSET VALUE, END OF PERIOD                              $ 11.87          $ 10.06
                                                            =======          =======
TOTAL RETURN                                                  20.46%           20.28%


RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions)                    $   9.0          $   6.4
    Ratio of expenses to average net assets                    2.00%            2.00%
    Ratio of expenses to average net assets
       without reimbursement                                      -             2.20%
    Ratio of net income to average net assets                  2.95%            2.15%
    Ratio of net income to average net assets
       without reimbursement                                      -             1.90%
    Portfolio turnover rate                                   55.69%           80.96%
    Average commission rate paid                                  -                -

                              FINANCIAL HIGHLIGHTS
                                  (Continued)






                                                                              Year Ended November 30,
                                                                   --------------------------------------------
                                                                   1997     1996      1995      1994       1993      1992(c)
----------------------------------------------------------------------------------------------------------------------------
    BOND FUND
----------------------------------------------------------------------------------------------------------------------------
Per Share Data:
Net Asset Value, Beginning of Period                             $ 10.59   $ 10.67   $  9.88   $ 10.78    $ 10.33   $ 10.00
Income from Investment Operations
    Net investment  income                                          0.54      0.52      0.57      0.48       0.45      0.20
    Net realized and unrealized gains (losses) on investments      (0.06)    (0.07)     0.78     (0.78)      0.44      0.28
                                                                 -------   -------   -------   -------    -------   -------
    Total from Investment Operations                                0.48      0.45      1.35     (0.30)      0.89      0.48
Less Distributions
    Distributions from net investment income                       (0.53)    (0.53)    (0.56)    (0.47)     (0.42)    (0.15)
    Distributions from capital gains                                   -         -         -     (0.13)     (0.02)        -
                                                                 -------   -------   -------   -------    -------   -------
    Total Distributions                                            (0.53)    (0.53)    (0.56)    (0.60)     (0.44)    (0.15)
                                                                 =======   =======   =======   =======    =======   =======

Net Asset Value, End of Period                                   $ 10.54   $ 10.59   $ 10.67   $  9.88    $ 10.78   $ 10.33

Total Return                                                        4.74%     4.51%    14.06%    (2.96%)     8.74%     4.80%(a)

Ratios/Supplemental Data:
    Net assets, end of period (millions)                         $  32.1   $  22.2   $  14.9   $  10.2    $   6.2   $   3.9
    Ratio of expenses to average net assets                         1.14%     1.13%     1.13%     1.00%      1.00%     1.15%(b)
    Ratio of expenses to average net assets
      without reimbursement                                            -         -      1.34%     1.48%      1.76%     2.36%(b)
    Ratio of net income to average net assets                       5.42%     5.48%     5.70%     4.83%      4.44%     4.36%(b)
    Ratio of net income to average net assets
      without reimbursement                                            -         -      5.49%     4.34%      3.68%     3.13%(b)
    Portfolio turnover rate                                        52.61%   104.43%   111.95%   165.74%    111.18%   227.03%

(a)  Calculated on a non-annualized basis.

(b)  Calculated on an annualized basis.

(c) For the period February 10, 1992 (commencement of operations) through November 30, 1992.

                              FINANCIAL HIGHLIGHTS
                                  (CONTINUED)




                                                                 Year Ended November 30,
                                                     -----------------------------------------------
                                                     1997       1996       1995      1994       1993       1992(c)
------------------------------------------------------------------------------------------------------------------
   GROWTH FUND
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 32.79    $ 24.74   $ 20.43    $ 20.47   $ 20.37    $ 20.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                 (0.12)     (0.06)    (0.05)     (0.20)    (0.12)     (0.05)
   Net realized and unrealized gains on investments     9.16       8.66      6.22       0.16      0.22       0.42
                                                     -------    -------   -------    -------   -------    -------
   Total from Investment Operations                     9.04       8.60      6.17      (0.04)     0.10       0.37
LESS DISTRIBUTIONS
   Distributions from net investment income                -          -         -          -         -          -
   Distributions from capital gains                    (2.47)     (0.55)    (1.86)         -         -          -
                                                     -------    -------   -------    -------   -------    -------
   Total Distributions                                 (2.47)     (0.55)    (1.86)         -         -          -

NET ASSET VALUE, END OF PERIOD                       $ 39.36    $ 32.79   $ 24.74    $ 20.43   $ 20.47    $ 20.37
                                                     =======    =======   =======    =======   =======    =======
TOTAL RETURN                                           29.90%     35.52%    32.87%     (0.19%)    0.49%      1.85%(a)

Ratios/Supplemental Data:
   Net assets, end of period (millions)              $  45.4    $  24.1   $  12.6    $   4.7   $   7.1    $   7.4
   Ratio of expenses to average net assets              1.52%      1.58%     2.00%      2.00%     1.93%      2.00%(b)
   Ratio of expenses to average net assets
     without reimbursement                                 -          -         -       2.31%        -       2.05%(b)
   Ratio of net income to average net assets           (0.41%)    (0.27%)   (0.31%)    (0.49%)   (0.54%)    (0.40%)(b)
   Ratio of net income to average net assets
     without reimbursement                                 -          -         -      (0.80%)       -      (0.46%)(b)
   Portfolio turnover rate                             77.66%    101.91%    86.68%    116.69%    98.93%     43.23%
   Average commission rate paid                      $0.0734    $0.0858         -          -         -          -


(a)  Calculated on a non-annualized basis.

(b)  Calculated on an annualized basis.

(c) For the period February 10, 1992 (commencement of operations) through November 30, 1992.

                              GENERAL INFORMATION

     Thompson Plumb Funds, Inc. is a Wisconsin corporation incorporated in 1986 and registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). This prospectus relates to the following three separate Funds:

                          Thompson Plumb Balanced Fund

                            Thompson Plumb Bond Fund

                           Thompson Plumb Growth Fund

     Each Fund obtains its assets by continuously offering and selling its shares to the public. Proceeds from such sales are invested by the Fund in securities of different companies or governmental entities. Each Fund provides its investors with diversification by investing in the securities of many different companies in a variety of industries or governmental entities, and furnishes its investors with experienced management to select and watch over the Fund's investments. As open-end mutual funds, each Fund will redeem any of its outstanding shares on demand of the owner at their net asset value. See "Purchase and Redemption of Shares." Because the Funds invest in stocks and bonds, the value of shares in the Funds will rise and fall according to market conditions and over time may be more or less than the price initially paid by the investor.

     As the Advisor, Thompson, Plumb & Associates, Inc. is responsible for evaluating and selecting the securities held by the Funds and will use its professional expertise and experience in an effort to ensure that the Funds' objectives will be met, although there can be no assurance of their success. See "Management of the Funds."

     Each of the Funds is 100% no-load. This means that investors pay no fees to purchase, exchange or redeem shares, nor any 12b-1 distribution expenses. Lower asset based charges benefit investors by increasing each Fund's investment return.

                     INVESTMENT OBJECTIVES AND POLICIES
                                OF THE FUNDS

THOMPSON PLUMB BALANCED FUND

     The Balanced Fund seeks to realize a combination of income and capital appreciation which will result in highest total return, while assuming reasonable risk. The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities.

     The Advisor will invest in securities that, in its judgment, will result in the highest total return consistent with preservation of principal, and will vary the mix of common stocks and bonds from time to time in accordance with its assessment of economic conditions and investment opportunities. It is anticipated that a major portion of the Balanced Fund's assets will be invested at all times in common stocks. As of November 30, 1997, approximately 70% of the total market value of the Balanced Fund's securities portfolio consisted of common stocks. The Advisor invests in common stocks that it believes are undervalued relative to the company's future growth prospects. The Advisor believes characteristics that typify corporations with such future growth prospects include quality balance sheets, strong management, high return on assets and potential for earnings growth.

     The Balanced Fund will also invest a significant portion of its assets in fixed income securities, including corporate notes, bonds and debentures, short-term debt instruments, debt securities issued or guaranteed by the United States Government or by its agencies or instrumentalities, convertible debt securities and preferred stock that is convertible into common stocks. Ordinarily at least 25% of the total assets of the Balanced Fund will be invested in such fixed income senior securities. For purposes of this calculation, only that portion of the market value of the Balanced Fund's convertible fixed income securities which is attributable to their fixed income characteristics will be used in determining whether the Fund has maintained this 25% minimum. Should the Advisor determine, based on its assessment of prevailing market conditions, that fixed income securities provide the most effective means for achieving the Balanced Fund's investment objective, it may elect to temporarily invest all of the Fund's assets in such fixed income securities. In determining whether the Balanced Fund should shift its emphasis from common stocks to fixed income securities, the Advisor will assess anticipated future changes in interest rates and the outlook for common stocks generally.

     The debt securities in which the Balanced Fund invests are generally the same as those in which the Bond Fund invests. For a more detailed description of the various kinds and characteristics of such debt securities, see "Thompson Plumb Bond Fund" below. For a description of quality limitations and other policies of the Balanced Fund with respect to investing in debt securities, see "Other Investment Factors Regarding the Funds - Fixed Income Securities."

     Under market conditions that, in the judgment of the Advisor, expose the Balanced Fund to a decline in net asset value, the Balanced Fund may temporarily invest in short-term debt instruments for defensive purposes. Such conditions may include declines, or anticipated declines, in stock prices which are generally accompanied with marked increases in interest rates (thereby causing longer term fixed income securities to decline substantially in value). There is no limit on the portion of the assets of the Balanced Fund which may be invested in short-term debt instruments for such defensive purposes. The Balanced Fund may also purchase such short-term debt instruments for investment of idle cash balances. For a description of such short-term instruments and quality limitations and other policies of the Balanced Fund with respect to investing in such instruments, see "Other Investment Factors Regarding the Funds - Short-Term Instruments."

THOMPSON PLUMB BOND FUND

     The Bond Fund seeks a high level of current income, while at the same time preserving investment capital. The Bond Fund invests primarily in a diversified portfolio of investment-grade debt securities. Such securities include the following types:

(1) Debt securities of domestic issuers, and of foreign issuers payable in United States dollars, rated at the time of purchase within the four highest grades by either Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's") (a description of these ratings is contained in the Statement of Additional Information);

(2) Securities issued or guaranteed by the United States Government or its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by the United States Government, its agencies or instrumentalities, such as GNMA certificates;

(3) Mortgage-related securities issued or guaranteed by private issuers and guarantors equivalent to the quality standards of item (1);

(4) Commercial paper rated within the two highest categories for commercial paper or short-term debt securities by either S&P or Moody's at the time of purchase;

(5) Obligations of banks and thrifts whose deposits are insured by the FDIC; and

(6) Short-term corporate obligations, including variable rate demand notes if the issuer has commercial paper or short-term debt securities rated within the two highest categories by either S&P or Moody's at the time of purchase. For a description of variable rate demand notes and an explanation of how they differ from commercial paper, see "Other Investment Factors Regarding the Funds - Short-Term Instruments."

     Under normal circumstances, at least 65% of the Bond Fund's total assets will be invested in the bonds described in (1) and (2) above. Although there are no restrictions on the maturity of securities in which the Bond Fund may invest, it is anticipated that during normal market conditions, the dollar-weighted average portfolio maturity of the Fund will not exceed 10 years. In calculating average maturity, the stated final maturity date of a security is used, unless it is probable that the issuer will shorten the maturity, in which case the date on which it is probable that the issuer will call, refund or redeem the security is used. The Bond Fund will not purchase securities with a view to rapid turnover.

     Securities issued by the U.S. Government, its agencies or instrumentalities, may vary in terms of the degree of support afforded by the Government. Some of such securities may be supported by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds and GNMA certificates. Some agency securities are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those issued by the Federal Farm Credit Bank. Still others are supported by the credit of the agency that issued them, such as those issued by the Student Loan Marketing Association. It is anticipated that the Bond Fund's investments in Government securities will primarily consist of those supported by the full faith and credit of the United States Treasury.

     The value of the Bond Fund's securities is subject to the effects of changes in prevailing interest rates. See "Other Investment Factors Regarding the Funds - Fixed Income Securities."

THOMPSON PLUMB GROWTH FUND

     The Growth Fund seeks a high level of long-term growth primarily through capital appreciation, while at the same time assuming reasonable risk. The Growth Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks. Although current income is not a primary objec-tive of the Growth Fund, the Fund anticipates that capital growth will be accompanied by growth through dividend income. The term "reasonable risk" refers to the Advisor's judgment that investments in certain common stocks would not present a greater than normal risk of loss in light of current and reasonably anticipated future general market and economic conditions, trends in dividend yields and interest rates, and fiscal and monetary policies.

     Any assets not invested in common stocks and securities convertible into common stocks will be invested in income producing short-term debt instruments as a reserve for future purchases of securities. The Advisor will seek to identify investment opportunities in equity securities of companies which it believes have above average potential for earnings and dividend growth. Generally, the Advisor's analysis will consider a company's financial history and condition, strength of management and position within its industry.

     The Growth Fund may also invest in convertible preferred and convertible fixed income securities. The Advisor intends generally to limit the Growth Fund's purchase of these securities to those which are rated in one of the top four rating categories by S&P or Moody's. A description of the ratings used by the rating services noted above is contained in the Statement of Additional Information.

     The Growth Fund may also, from time to time, invest in short-term, fixed income securities. Under ordinary circumstances, it is not anticipated that more than 10% of the Growth Fund's total assets will be invested in such short-term, fixed income securities. However, if deemed desirable for defensive purposes, the Growth Fund may invest up to 25% of its assets in such securities. For a discussion of special considerations with respect to investing in short-term instruments, see "Other Investment Factors Regarding the Funds - Short-Term Instruments."

                  OTHER INVESTMENT FACTORS REGARDING THE FUNDS

COMMON STOCKS

     Both the Balanced Fund and Growth Fund invest in common stocks and securities convertible into common stocks. A portion of those investments may be in companies that have market capitalizations of under $200 million and which may be traded only in the over-the-counter market. The Advisor believes that such smaller companies often may be undervalued in the marketplace and therefore carry a greater potential for capital appreciation. The market for common stocks tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The market values of stocks of smaller companies may be subject to greater fluctuation than the market in general and may have less market liquidity than equity securities of larger companies. The Advisor does not intend to purchase smaller company securities for the Balanced or Growth Funds if, at the time of purchase, the aggregate investment in all such securities would exceed one-third of the total market value of the respective Fund's portfolio. The Advisor believes that its policies of issuer and industry diversification, together with its strategic investment in short-term debt instruments and other fixed income securities, can limit the volatility of investments in these smaller companies. Investors in the Balanced and Growth Funds should consider their holdings in those Funds to be long-term investments.

FIXED INCOME SECURITIES

     The total return realized on the Bond Fund and the fixed income portion of the securities portfolio of the Balanced Fund will consist of the change in the net asset value per share of those Funds attributable to the fixed income securities, together with the per share income generated by those securities. The net asset value of the fixed income securities held by those Funds will be affected primarily by changes in interest rates, average maturities and the investment and credit quality of the fixed income securities.

     A bond's yield reflects the fixed annual interest as a percent of its current price. This price (the bond's market value) must increase or decrease in order to adjust the bond's yield to current interest rate levels.
Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset values of the Balanced and Bond Funds, but will not affect the income received by those Funds from their existing portfolio of fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by those Funds. Such fluctuations also affect the income received on any variable rate demand notes or other variable rate securities held in the Funds' portfolios. Because yields on fixed income securities available for purchase by these Funds will vary over time, no specific yield on the fixed income portion of the portfolios of those Funds can be assured.
Total returns on fixed income securities tend to fluctuate in a wider range than the fluctuation in interest rates since gain or loss in the market value of those secu-rities is combined with interest derived from those securities to calculate total return.

     Movements in interest rates typically have a greater effect on the prices of longer term bonds than on those with shorter maturities. The Advisor will actively manage the portfolio maturity of the Balanced and Bond Funds, consistent with their respective investment objectives, according to the Advisor's assessment of the interest rate outlook. During periods of rising interest rates, the Advisor will likely attempt to shorten the average maturity of the portfolio to cushion the effect of falling bond prices on the Funds' share prices. When interest rates are falling and bond prices are increasing, on the other hand, the Advisor will likely seek to lengthen the average maturity.

     In order to protect against loss, each Fund has adopted policies with respect to the quality of fixed income securities in which it may invest.
Those policies rely in part on ratings assigned to such securities, or to other debt securities of the issuer, by S&P or Moody's, two of the most widely known national securities rating services. A description of the rating systems used by S&P and Moody's is included in the Statement of Additional Information under "Description of Ratings of Certain Fixed Income Securities." The minimal rating standards adopted by each Fund with respect to specific fixed income securities are described above under the discussion of the particular Fund's investment objectives and policies. See "Investment Objectives and Policies of the Funds." Securities rated in the fourth highest rating category may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with securities rated in a higher category. In the event a debt security held in a Fund's portfolio is downgraded to a rating below the lowest category permitted by the Fund's policy, the Advisor will consider this fact together with other relevant factors in determining whether to continue to hold the security. However, downgrading alone will not require the sale of the security.

SHORT-TERM INSTRUMENTS

     Short-term instruments in which the Funds may invest include United States Treasury Bills, short-term instruments issued by agencies or instrumentalities of the United States, commercial paper, variable rate demand notes, bank certificates of deposit, and units of money market mutual funds. A variable rate demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum), or decreased by the holder or the issuer, and the rate of interest payable on the security varies with an agreed formula. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The Funds will purchase such variable rate demand notes only if, at the time of purchase, the issuer has commercial paper or short-term debt securities rated within the two highest categories by either S&P or Moody's.
To the extent the Funds invest in units of money market mutual funds, administrative fees and other operating expenses incurred by those funds would be duplicative of those incurred by the Funds, and would reduce the return received by the Funds on assets so invested. Minimum rating standards adopted by each of the Funds with respect to investing in other short-term instruments are described under "Investment Objectives and Policies of the Funds."

PORTFOLIO TURNOVER

     Generally, the Funds do not intend to purchase securities for short-term trading, however, when circumstances warrant, securities may be sold without regard to the length of time held. A high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent gains are distributed. The portfolio turnover rates for the fiscal years ended November 30, 1997 and 1996 were 76.66% and 134.82%, respectively, for the Balanced Fund, 52.61% and 104.43%, respectively, for the Bond Fund, and 77.66% and 101.91%, respectively, for the Growth Fund.

INVESTMENT RESTRICTIONS

     Except as discussed below, the investment objectives, policies and programs of the Funds discussed in this Prospectus may be changed by the Board of Directors without shareholder approval. Although the Directors have no present plans to change the investment objective of any of the Funds, if the investment objective of any Fund were to be changed it may be different from that which was deemed appropriate by the shareholder at the time of the investment.

     The Funds are subject to additional investment restrictions which may not be changed without the vote of a majority of the outstanding shares of the affected Fund. Among other things, these restrictions prohibit the Funds from concentrating investments in a single industry or purchasing securities of an issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer, except that up to 25% of a Fund's assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. No Fund may purchase the securities of issuers conducting their principal business activity in the same industry if, immediately following such purchase, the value of the Fund's investments in such industry would exceed 25% of the value of its total assets, provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Each Fund may borrow money, but only: (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets; or (b) from banks, provided that, immediately after any such borrowing, the total of all borrowings of the Fund does not exceed one-third of the Fund's total assets. The Funds may not employ this borrowing authority for investment leverage purposes, but may use it only for extraordinary or emergency purposes and to facilitate management of the Funds' portfolios by enabling them to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or impossible. While each Fund may borrow an aggregate amount in excess of 5% of its total assets, no Fund may make any purchases of portfolio securities at a time when the aggregate of its borrowings exceeds that amount. If, due to market fluctuations or other reasons, the net assets of a Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the requirements and procedures set forth in the 1940 Act. This may require the Fund to sell a portion of its portfolio securities at a time when it may be disadvantageous to do so. Interest incurred on borrowings will be an expense of the Fund. Each Fund may also mortgage or pledge its assets to secure permitted borrowings.

     In addition to the foregoing powers and restrictions, the Funds have adopted other restrictions in order to comply with the securities laws of various states. For a more complete description of the investment restrictions summarized above and other investment restrictions to which the Funds are subject, see "Investment Restrictions" in the Statement of Additional Information.

OTHER FACTORS

     Additional information regarding repurchase agreements, when-issued transactions and lending of portfolio securities is contained in the Statement of Additional Information.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of the Funds are managed by the Board of Directors of Thompson Plumb Funds, Inc. Thompson, Plumb & Associates, Inc., 8201 Excelsior Drive, Suite 200, Madison, Wisconsin, acts as the investment advisor to, and administrator of, each of the Funds. Since commencing operations in 1984, the Advisor has been the investment advisor to individuals and institutional clients with substantial investment portfolios, with approximately $674 million in assets under management as of December 31, 1997. John W. Thompson and Thomas G. Plumb, who have considerable investment management experience, each own 50% of the outstanding shares of the Advisor. For biographical information on these individuals, see "Management" in the Statement of Additional Information. The Advisor does not currently serve as an investment advisor to any investment companies other than Thompson Plumb Funds, Inc.

     Pursuant to an Investment Advisory Agreement between the Advisor and the Funds, the Advisor manages the investment and reinvestment of the Funds' assets, provides the Funds with personnel, facilities and administrative services, and supervises the Funds' daily business affairs, all subject to the supervision of the Board of Directors. The Advisor formulates and implements a continuous investment program for each Fund consistent with its investment objective, policies and restrictions.

     The Advisor provides office space and executive and other personnel to the Funds. In addition to the investment advisory fees, each Fund incurs the following expenses: legal, auditing and accounting expenses, directors' fees and expenses, insurance premiums, brokers' commissions, taxes and governmental fees, expenses of issuing and redeeming shares, organizational expenses, expenses of registering or qualifying shares for sale, postage and printing for reports and notices to shareholders, fees and disbursements of the custodian, transfer agent, certain expenses with respect to membership fees of industry associations and any extraordinary expenses, such as litigation expenses.

     As compensation for the services rendered to the Fund and the assumption by the Advisor of certain related expenses, each Fund pays to the Advisor an investment advisory fee computed daily and payable monthly at an annual rate as follows: (i) for the Balanced Fund, 0.85 of 1% of the first $50 million of average daily net assets and 0.80 of 1% of average daily net assets in excess of $50 million; (ii) for the Bond Fund, 0.65 of 1% of the first $50 million of average daily net assets and 0.60 of 1% of aver-age daily net assets in excess of $50 million; and (iii) for the Growth Fund, 1.00% of the first $50 million of average daily net assets and 0.90 of 1% of average daily net assets in excess of $50 million. For the fiscal year ended November 30, 1997, the Balanced, Bond and Growth Funds paid the Advisor investment advisory fees at the annual rate of 0.85%, 0.65%, and 1.00%, respectively, of average daily net assets. The investment advisory fees paid by the Balanced Fund and the Growth Fund are higher than those paid by most other investment companies. The expenses assumed by the Advisor exclude the cost(s) (including taxes and brokerage commissions, if any) of securities purchased for the Funds and the cost of preparation of tax returns, the preparation and submission of reports to shareholders, the periodic updating of this Prospectus and the Statement of Additional Information and the preparation of reports filed with the Securities and Exchange Commission and other regulatory authorities.

     The Advisor also provides accounting services to the Funds pursuant to its
Accounting Services Agreement with Thompson Plumb Funds, Inc.   Pursuant to the
Accounting Services Agreement, the Advisor provides each Fund with accounting and bookkeeping services and performs per share net asset value calculations. For these services and the Advisor's assumption of certain related expenses, each Fund pays the Advisor a fee computed daily and payable monthly at the annual rate of 0.20 of 1% of net assets up to $30 million and 0.125 of 1% of net assets in excess of $30 million, with a minimum fee of $30,000 per year. For the fiscal year ended November 30, 1997, this fee for the Balanced Fund, Bond Fund and Growth Fund amounted to $56,797, $56,007 and $63,099, respectively. In calculating the net asset value per share, the Advisor may use an independent pricing service to determine the value of some or all of a Fund's portfolio securities, and, if such a service is used, the cost of such service is borne by the Fund. See "Determination of Net Asset Value."

     The Advisor intends to voluntarily reimburse the Bond Fund for all expenses it incurs on an annual basis in excess of 1.00% of average daily net assets, if necessary. Voluntary reimbursement may be modified or discontinued by the Advisor at any time.

     Thomas G. Plumb serves as portfolio manager for the Balanced Fund. He was a co-manager of the Funds' portfolios from commencement of each Fund's operations through mid-August 1993, when he became sole portfolio manager of the Balanced Fund. Mr. Plumb is President, Treasurer and a Director of the Funds and has been Vice President of the Advisor since he co-founded it in June 1984.

     John W. Thompson serves as portfolio manager for the Bond and Growth Funds. He was a co-manager of the Funds' portfolios from commencement of each Fund's operations through mid-August 1993, when he became sole portfolio manager of the Bond and Growth Funds. Mr. Thompson is the Chairman, Secretary and a Director of the Funds and has been President of the Advisor since he co-founded it in June 1984 and Treasurer of the Advisor since October 1993. Messrs. Plumb and Thompson are both Chartered Financial Analysts.

                       PURCHASE AND REDEMPTION OF SHARES

GENERAL

     Applications for the purchase of shares should be submitted on the accompanying Account Application form, should identify the appropriate Fund(s), and should be directed to Thompson Plumb Funds, Inc., c/o Firstar Trust Company, Mutual Funds Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If the application is transmitted by an overnight delivery service or express mail, it should be addressed to Thompson Plumb Funds, Inc., c/o Firstar Trust Company, Mutual Funds Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Funds and Firstar do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at Firstar's post office box does not constitute receipt by Firstar or the Funds. All purchases of shares, including reinvestments of dividends and distributions, and all redemptions of shares will be made in full and fractional shares rounded to the nearest thousandth (the third decimal place).

PURCHASES

     The Funds offer and sell their shares without a sales charge at the net asset value per share next determined after the purchase order has been received by Firstar Trust Company ("Firstar"), which serves as the transfer and dividend disbursing agent and custodian for the Funds. See "Determination of
Net Asset Value."    The Board of Directors has established $1,000 as the
minimum initial purchase in any Fund, other than for an IRA, and $100 as the minimum for any subsequent purchase, except through dividend reinvestment or purchases through the Funds' Automatic Investment Plan or Automatic Exchange Plan described below.

     All applications to purchase shares are subject to acceptance or rejection by authorized officers of the Funds and are not binding until accepted. Applications may be made by mail, overnight delivery, or wire transfer.

If by mail or overnight delivery, the application must be accompanied by a check or money order drawn on a U.S. bank, money market fund, credit union or savings association. Checks are accepted subject to collection at full face value in U.S. funds. Firstar will charge a $20 fee against a shareholder's account for any check written by a shareholder that is returned for insufficient funds.

     Fund shares may also be purchased through a broker-dealer, institution or other service provider (a "service provider") which may charge a commission or other transaction fee. Investors should read the program materials provided by the service provider, including information relating to fees, in conjunction with this Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided. When shares are purchased in this way, the service provider, rather than its customer, may be the shareholder of record of the Fund shares, and the service provider may be responsible for delivering fund reports and other communications to its customers. Certain service providers may receive compensation from the Funds or the Advisor for shareholder recordkeeping and similar services.

     Investors wishing to make an initial purchase by wire transfer must take the following three steps: (1) complete and mail the accompanying Account Application form to Thompson Plumb Funds, Inc., c/o Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) telephone Firstar at 1-800-499-0079 or 414-765-4124 and provide his or her account registration, address, social security or tax identification number, the amount being wired, the name of the wiring bank and the name and telephone number of the person to be contacted at his or her bank in connection with the purchase; and (3) instruct his or her bank (which must be a member of, or have a correspondent relationship with, a member of the Federal Reserve System) to wire federal funds as follows:


                 Wire to:            Firstar Bank Milwaukee, N.A.
                                     ABA 075000022
                 Credit:             Firstar Trust Company
                                     Account 112-952-137
                 Further Credit:     Name of Fund
                                     (investor account number)
                                     (name of investor)


Please call Firstar at 1-800-499-0079 or 1-414-765-4124 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Wire order funds must be received in the office of Firstar prior to 3 P.M. Central Time, in order to purchase shares on that day. Funds received after 3 P.M. Central Time will purchase shares on the following day. Shareholders who wish to purchase additional shares by wire may do so by following steps 2 and 3 of these wire transfer instructions and, in addition, by providing his or her existing fund account number. Shareholders may also purchase additional Fund shares by electronic funds transfers from your designated bank (which must be an Automated Clearing House member) to Firstar. In order to purchase additional Fund shares by electronic funds transfers, shareholders need to call Firstar and provide the information required in step 2 above. Telephone purchase orders must be received by Firstar before the close of regular session trading on the New York Stock Exchange (3 P.M.
Central Time) to receive the net asset value calculated for that day. Shareholders are responsible for charges imposed by their bank for effecting wire or electronic funds transfers. The Funds and Firstar are not responsible for the consequences of any delays resulting from the banking, Federal Reserve wiring or electronic funds transfer system, or from incomplete wiring or electronic funds transfer instructions. Firstar will charge a $20 service fee for wire or electronic funds transfers that do not clear the system as a result of insufficient or unavailable funds or shareholder negligence.

     Certificates representing shares of the Funds will not be issued unless the shareholder specifically so requests in writing. Where certificates are not requested, Firstar will credit the shareholder's account in the appropriate Fund with the number of shares purchased. Written confirmations are issued for all purchases, except that transactions pursuant to Fund plans for automatic reinvestment of dividends, monthly automatic investment or systematic withdrawal may be confirmed quarterly. The Funds reserve the right to reject any purchase orders.

AUTOMATIC INVESTMENT PLAN

     Shareholders who wish to make regular additional investments (monthly, bimonthly, quarterly or yearly) in amounts of $50 or more to an existing Fund account may do so through the Funds' Automatic Investment Plan. Under this Plan, your designated bank or other financial institution debits a preauthorized amount to your checking or NOW account on a business day of your choosing and applies the amount to the purchase of Fund shares. The Funds can accommodate up to four investments per month as long as there are seven days between investments. The Funds do not charge a fee for participating in the Automatic Investment Plan. However, Firstar will charge a $20 service fee against your Fund account for any purchase under this Plan that does not clear due to insufficient funds or, if prior to notifying the Fund or Firstar in writing or by telephone of your intention to terminate your participation in this Plan, you close your bank account or in any manner prevent withdrawal of funds from your designated bank account. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan Application, which may be obtained from either the Advisor or Firstar. The Funds reserve the right to suspend, modify or terminate the Automatic Investment Plan without notice. Shareholders who wish to make a change to their Automatic Investment Plan may call Firstar at 1-800-499-0079.

SYSTEMATIC WITHDRAWAL PLAN

     Shareholders may elect to participate in the Funds' Systematic Withdrawal Plan. By making this election, you can arrange for automatic withdrawals from your Fund account into a pre-authorized bank account according to the schedule you select which may be on a monthly basis or in certain designated months. The Funds do not charge a fee for participating in the Systematic Withdrawal Plan. The Systematic Withdrawal option may be in any amount you select, subject to a $50 minimum. To begin distributions, a shareholder must have a Fund account valued at $10,000 or more. You may elect this option by completing the Systematic Withdrawal Plan Application which is available from Firstar or the Advisor. Shareholders who wish to make a change to their Systematic Withdrawal option may call Firstar or the Advisor. Normally, shareholders should not make automatic investments in a Fund at the same time they are receiving systematic withdrawals from that Fund because such shareholders could realize capital gains on the systematic withdrawals from that Fund while they are automatically investing in that Fund. The Systematic Withdrawal Plan may be terminated at any time by written notice.

EXCHANGE PRIVILEGE

     Shares of any Fund registered in the name of a shareholder for at least 15 days may be exchanged for shares of any other Fund, provided the shares of both Funds are qualified for sale in the shareholder's state of residence. Under the exchange privilege, each Fund offers to exchange its shares for shares of any other Fund on the basis of relative net asset value per share. In order to qualify for the exchange privilege without further approval of the Fund, the shares being exchanged must have a net asset value of at least $1,000, and may not have a net asset value in excess of $100,000. In addition, if the shareholder holds a certificate(s) for the shares being exchanged, the shareholder must surrender such certificate(s) in the same manner as though the shares were being redeemed. See "Redemptions" below.

     An exchange between Funds pursuant to this exchange privilege is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized.

     This exchange privilege may be modified or terminated at any time upon 60 days' prior written notice. The Funds reserve the right to limit the number of times an investor may exercise the exchange privilege. To exercise the exchange privilege, you must either authorize telephone exchanges as described below or obtain, complete and return an Exchange Application available from Firstar or the Advisor.

AUTOMATIC EXCHANGE PLAN

     The Funds offer an Automatic Exchange Plan pursuant to which a shareholder may elect to make regular monthly exchanges of shares from one Fund to another Fund. Shareholders may elect to participate by completing the Automatic Exchange Plan Application which may be obtained from the Advisor or Firstar. Accounts for each Fund must be established with at least $1,000 before automatic exchanges from or to such Funds can be made. Each exchange will be made in a fixed amount designated by the shareholder, which must be at least $50. Exchanges will be made on the same day designated by the shareholder of each month at each Fund's respective net asset value per share. Exchanges may only be made with respect to Fund accounts with identical registrations. Like other types of exchanges, automatic exchanges constitute a sale and purchase of shares for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized.

EXCHANGE BY TELEPHONE

     If you have elected on your Account Application, you can exchange shares by phone. By doing so you assume some risks for unauthorized transactions.
The Funds and Firstar have implemented procedures designed to reasonably assure that the telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of information regarding your account (social security number, account number and/or street address) and sending a written confirmation of the transaction. If Firstar or the Funds fail to abide by these procedures, the Funds may be liable to a shareholder for losses he or she suffers from any resulting unauthorized transaction(s). However, none of the Funds, the Advisor, Firstar or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures. A $5.00 transaction fee will be charged for each telephone
exchange.   Telephone exchanges may only be made between identically registered accounts.

AVAILABILITY OF MONEY MARKET FUND

     Shareholders may withdraw all or a portion of their investments in any Fund and reinvest the proceeds the same day in the Firstar Money Market Fund.
A shareholder who has moved an investment from any Fund to the Firstar Money Market Fund, may, at any time, move the investment back into any of the Funds. However, use of this exchange privilege is subject to the minimum purchase and redemption amounts set forth in the prospectus for the Firstar Money Market Fund, and is available only in states where shares of the Firstar Money Market Fund are qualified for sale. Shareholders may obtain a copy of that prospectus from Firstar or directly from the Advisor, and are advised to read it carefully before authorizing any investment in shares of the Firstar Money Market Fund.

     No charge to shareholders is imposed in connection with the use of this exchange privilege. However, the Funds are entitled to receive a fee from the Firstar Money Market Fund for certain distribution and support services at the annual rate of 0.20 of 1% of the average daily net asset value of the shares in the Firstar Money Market Fund that are a result of exchanges of shares of the Funds.

     The withdrawal of an investment from any of the Funds, even if the proceeds are reinvested in the Firstar Money Market Fund, is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. Therefore, before using this exchange service, shareholders may wish to consult their own tax or other financial consultant to determine the tax consequences of a particular transaction. This exchange privilege may be modified or terminated at any time upon 60 days' prior written notice.

REDEMPTIONS

     The price at which shares of any Fund may be redeemed is the net asset value per share next determined after the redemption request is received by Firstar in proper form. See "Determination of Net Asset Value." A shareholder may require a Fund to redeem his or her shares in whole or in part. Investors redeeming any Fund shares through a service provider may be charged a commission or other transaction fee.

     In order to effect a redemption of shares represented by a certificate(s), the shareholder must mail the certificate(s) to the appropriate Fund at the appropriate address shown below. The certificate(s) must be properly endorsed or accompanied by an instrument of transfer.

     Shareholders holding shares of any Fund not represented by certificates may redeem such shares by mailing a signed written request for redemption to the appropriate Fund at the address shown below. A Redemption Request Form that may be used for this purpose can be obtained from the Advisor. Any such written request must be signed exactly as the account is registered. If the account is owned jointly, both owners must sign.

     Signatures on surrendered stock certificates and Redemption Request Forms must be guaranteed by a commercial bank, a federally chartered savings and loan association, trust company, a member firm of a national securities exchange or other eligible signature guarantor institution, unless the redemption is for shares with an aggregate net asset value of $25,000 or less and the proceeds are to be sent to the registered owner(s) of the shares at the current address for such owner(s), as reflected on Firstar's records. In addition, a signature guarantee of each owner is required to redeem shares in the following situations: (i) if you change ownership registration on your account; (ii) when you want the redemption proceeds sent to a different address from that registered on the account; (iii) if the proceeds are to be made payable to someone other than the accounts owner(s); (iv) any redemption transmitted by federal wire or electronic funds transfer to your bank; and (v) if a change of address request has been received by the Funds or Firstar within the last 30 days. If there is doubt as to what documents or instructions are necessary in order to redeem shares, please write or call Firstar (telephone no. 1-800-499-0079) prior to submitting the redemption request. No redemption will become effective until all documents have been received in proper form by Firstar.

     Redemption requests should be addressed to:

IF TRANSMITTED BY REGULAR MAIL:

                           Thompson Plumb Funds, Inc.
                           c/o Firstar Trust Company
                             Mutual Funds Services
                                  P.O. Box 701
                            Milwaukee WI  53201-0701

IF TRANSMITTED BY OVERNIGHT SERVICE OR EXPRESS MAIL:

                          Thompson Plumb Funds, Inc.
                          c/o Firstar Trust Company
                            Mutual Funds Services
                           615 East Michigan Street
                             Milwaukee WI  53202

     All redemptions will be processed promptly upon receipt by Firstar. The Funds and Firstar do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at Firstar's post office box of redemption requests does not constitute receipt by Firstar or the Funds. Firstar will return redemption requests that contain restrictions as to the time or date redemptions are to be effected. Firstar will normally delay sending redemption proceeds until the earlier of: (a) the day on which all payments for the shares being redeemed have cleared; or (b) 15 days after payment for the shares has been received by Firstar. Firstar will charge $20 for having to stop payment on any redemption check if requested by the shareholder sooner than seven business days after being mailed. The redemption price will depend on the market value of the securities in the particular Fund's investment portfolio at the time of redemption, and may be more or less than the cost of the shares so redeemed. Payment for shares redeemed will be made by mail unless the shareholder indicates on the Redemption Request Form or otherwise that payment should be made by wire or electronic funds transfer to a designated bank account. Redemption payments sent by wire will ordinarily be made the business day immediately after the day Firstar receives a completed redemption request and all necessary instructions and documentation. Redemption payments sent by electronic funds transfer will ordinarily be made within two or three days after Firstar has received a completed redemption request and all necessary instructions and documentation. Firstar currently imposes a $12 wire charge for each wire transfer of redemption proceeds. This charge is subject to change. No charge is imposed by Firstar on electronic funds transfers. Shareholders will be responsible for any charges which their bank may impose for receiving wires or electronic funds transfers.

     A shareholder's account in any Fund may be terminated by the Fund if, as a result of any transfer, exchange or redemption of shares in the account, the aggregate net asset value per share of the remaining shares in the account falls below $750. The Fund will notify the shareholder at least 30 days in advance of the Fund's intention to terminate the account to allow the shareholder an opportunity to restore the account balance to at least $750. Upon any such termination, a check for the proceeds of redemption will be sent to the shareholder.

     The right of a shareholder to redeem shares in any Fund and the date of payment by the Fund may be suspended for any period during which the New York Stock Exchange is closed, other than customary weekends or holidays, or trading on such Exchange is restricted as determined by the Securities and Exchange Commission, or during any emergency, as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund for purposes of both purchases and redemptions of shares is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time) on each business day. Net asset value per share is calculated by adding the value of all securities and other assets of the particular Fund, subtracting the liabilities of the Fund (including accrued expenses and dividends payable), and dividing the remainder by the number of outstanding shares.

     Portfolio securities which are traded on an exchange or in the over-the-counter market are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. Securities for which there are no transactions on a given day or securities not traded on an exchange or in the over-the-counter market are valued at the average of the most recent bid and asked prices. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Board of

Directors of Thompson Plumb Funds, Inc. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining net asset value per share.

DIVIDENDS, DISTRIBUTIONS AND TAXES

GENERAL

     The Funds file their federal income tax returns based on a November 30 fiscal year. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to take all other action required so that no federal income tax will be payable by the Fund itself. Each Fund will be treated as a separate regulated investment company under the Code. Shareholders are provided annually with full information on dividends and capital gains distributions for tax purposes. Shareholders should consult their tax advisers regarding the applicability of state and local taxes to dividends and distributions.

     All income, dividends and capital gains distributions are reinvested in full and fractional shares of a Fund at net asset value, without a sales charge, on a payment date, unless a shareholder has requested payment in cash on the Account Application or by separate written request. Firstar will charge a $20 service fee against your Fund account if you request stop payment on the dividends or capital gains check sooner than seven business days after the check has been mailed or if the dividend or capital gains payment cannot be deposited into your designated bank account because you have closed your bank account without first notifying the Funds or Firstar or in any manner prevent deposit of such payment into your bank account. A shareholder may at any time change his or her election as to whether to receive distributions in cash or have them reinvested by giving written notice of such change of election to the appropriate Fund, or by calling Firstar at 1-800-499-0079.

     The Balanced and Growth Funds intend annually to distribute substantially all of their net investment income and any net realized capital gains. The Bond Fund expects to distribute to shareholders all of its net investment income in quarterly dividends and net realized capital gains, if any, annually. The dividends from net investment income and short-term capital gains of each of these Funds are taxable as ordinary income to shareholders whether paid in additional shares or in cash. Any long-term capital gains distributed to shareholders are treated as such by the shareholders, whether received in cash or in additional shares, regardless of the length of time a shareholder has owned the shares. A portion of each Fund's dividends may qualify for the dividends received deduction for corporations.

OTHER INFORMATION

     The Funds are required by federal law to withhold 31% of the reportable payments (which include dividends, capital gain distributions and redemption proceeds) paid to certain shareholders who have not properly certified that the Social Security or other taxpayer identification number provided by the shareholder is correct and that he or she is not otherwise subject to backup withholding. The Funds' Account Application includes the required certification.

     The foregoing tax discussion is general in nature and each investor is advised to consult his or her tax advisor for additional information.

                             DESCRIPTION OF SHARES

     The authorized common stock of Thompson Plumb Funds, Inc. consists of 100 million shares of common stock, $.001 par value per share ("Common Stock"). The shares of Common Stock are presently divided into three series: the Balanced, Bond, and Growth Funds. Each such series consists of 10 million shares of Common Stock. The Board of Directors may authorize the issuance of additional series of Common Stock (funds) and may increase or decrease the number of shares in each series.

     Each share of Common Stock has one vote and, when issued and paid for in accordance with the terms of this Prospectus, will be fully paid and nonassessable, except that shareholders are subject to personal liability under
Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted, for debts owing to employees of the Funds for services performed, but not exceeding six months' service in any one case. The Funds currently have no employees and do not intend to have employees in the future. Shares of Common Stock are redeemable at net asset value, at the option of the shareholder. Shares of Common Stock have no preemptive, subscription, conversion or cumulative voting rights and are freely transferable. Shares of Common Stock can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

     Shareholders have the right to vote on the election of Directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Fund's Articles of Incorporation or By-Laws. Shareholders of each Fund vote together to elect a single

Board of Directors of the Funds and on other matters affecting the entire investment company, with each share entitled to a single vote. On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all Funds, but affecting individual Funds differently (such as a new Investment Advisory Agreement), separate votes by shareholders of each Fund are required. The Funds' Articles of Incorporation do not require the holding of annual meetings of shareholders. However, special meetings of shareholders may be called (and, at the request of shareholders holding 10% or more of the Funds' outstanding shares must be called) for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

                               OTHER INFORMATION

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN

     Firstar serves as the transfer and dividend disbursing agent for each of the Funds and also serves as the custodian of the assets of each of the Funds.

SHAREHOLDER STATEMENTS, REPORTS AND INQUIRIES

     Shareholders will receive confirmations at least quarterly regarding their transactions in shares of the Funds, and will also receive reports at least semiannually setting forth various financial and other information with respect to the Funds in which they hold shares. The annual financial statements will be audited by the Funds' independent accountants, Price Waterhouse LLP. Shareholder inquiries may be directed to Thompson Plumb Funds, Inc. at, 8201 Excelsior Drive, Suite 200, Madison, Wisconsin 53717, Attention: Corporate Secretary; or by telephone at 608-831-1300. Shareholders who wish to change their address of record can either send a written request to Firstar or call 1-800-499-0079.

RETIREMENT PLANS

     The Funds sponsor Individual Retirement Accounts ("IRAs") through which an individual may invest annual IRA contributions and roll-over IRA contributions in shares of any of the Funds. The IRAs available through the Funds include traditional IRAs, Roth IRAs and Education IRAs. Firstar will serve as custodian for all these types of IRA accounts sponsored by the Funds. Firstar will charge a $12.50 annual maintenance fee for each Traditional or Roth IRA account and $5.00 for each Education IRA. Shareholders with two or more IRAs using the same tax ID number will be charged a total of $25 annually. Please refer to the IRA Disclosure Statement for a detailed listing of other fees. The Individual Retirement Account Custodial Agreement, the IRA Disclosure Statement and the Custodial Account Application are available from the Advisor.

     Purchases and redemptions of shares of any Fund by IRAs and retirement plans are treated in the same manner as any other account. See "Purchase and
Redemption of Shares."   IRAs must meet a minimum initial investment
requirement of $250 and a minimum subsequent investment requirement of $100. Redemption requests on behalf of IRA owners or retirement plans must indicate whether or not to withhold federal income tax.

     Purchases may also be made by SEP plans (Simplified Employee Benefit
Plan), SIMPLE plans (Savings Incentive Match Plan for Employees of Small Employers) and other retirement plans. Forms of SEP and SIMPLE plans are available from the Advisor.

     Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Funds be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Consultation with an individual's own tax or financial advisor is recommended.

PERFORMANCE INFORMATION

     From time to time the Funds may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. "Total return" of a Fund refers to the average annual return for one, five and ten-year periods (or so much thereof as a Fund has been in operation). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, after giving effect to the maximum applicable sales charge. The Funds may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, the Funds may from time to time advertise their performance relative to certain performance rankings and indices.

     Performance information should be considered in light of the Funds' investment objectives and policies, characteristics and quality of their securities portfolios and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Further information is contained in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     As provided in the Investment Advisory Agreement, the Advisor is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. Purchase and sale orders for a Fund's portfolio securities may be effected through brokers who charge a commission for their services, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. In executing such transactions, the Advisor seeks to obtain the best net results for the respective Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Advisor seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available. Transactions in small companies in which the Balanced and Growth Funds invest may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

     Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, the Advisor may also consider sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Funds may place orders for portfolio transactions with a broker who recommends the purchase of a Fund's shares to clients if the Advisor believes that such brokers' commissions or dealer spreads, quality of execution and overall quality of brokerage and research services are comparable to those of other brokers.

YEAR 2000 COMPLIANCE

     Many currently installed computer systems and software products used by businesses worldwide will need to be upgraded to accept four-digit entries to distinguish 21st century dates from 20th century dates. Significant uncertainty exists concerning the potential costs and effectiveness of efforts to achieve "Year 2000" compliance, and the possible consequences of failure.

     The Funds have begun to assess their exposure with regard to Year 2000 issues. The Funds have received assurances that the custodial and transfer agency services provided by Firstar will not be disrupted or otherwise affected by Year 2000 issues, and that Firstar will not find it necessary to increase fees for its custodial or transfer agent services solely to recover costs incurred in order to become Year 2000 compliant. The Advisor has established a committee to consider how Year 2000 issues will affect its ability to render investment advisory and accounting services to the Funds. While management is optimistic it will be able to achieve compliance and provide uninterrupted services to the Funds across the millennium, it is too soon to provide definitive assurance on this point. The Funds are carefully monitoring the situation, and will receive periodic updates from the Advisor on its progress.

                             DIRECTORS OF THE FUNDS
                                George H. Austin
                                Mary Ann Deibele
                                 John W. Feldt
                               Donald A. Nichols
                     Thomas G. Plumb, CFA:  Vice President
                       Thompson, Plumb & Associates, Inc.
                       John W. Thompson, CFA:  President
                       Thompson, Plumb & Associates, Inc.

                             OFFICERS OF THE FUNDS
                             John W. Thompson, CFA
                              Chairman & Secretary
                              Thomas G. Plumb, CFA
                             President & Treasurer
                                David B. Duchow
                            Assistant Vice President
                             John C. Thompson, CFA
                            Assistant Vice President

                         CUSTODIAN, TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                             Firstar Trust Company
                                 P.O. Box 701
                           Milwaukee, Wisconsin 53201

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                             33 South Sixth Street
                          Minneapolis, Minnesota 55402

                                 LEGAL COUNSEL
                                Quarles & Brady
                           411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                               INVESTMENT ADVISOR
                       Thompson, Plumb & Associates, Inc.
                        8201 Excelsior Drive, Suite 200
                            Madison, Wisconsin 53717
                           Telephone: (608) 831-1300

                                 Thompson Plumb
                                  Funds, Inc.

                                   PROSPECTUS


                          Thompson Plumb Balanced Fund


                            Thompson Plumb Bond Fund


                           Thompson Plumb Growth Fund




                        8201 Excelsior Drive, Suite 200
                           Madison, Wisconsin  53717
                           Telephone: (608) 831-1300
                                      (800) 999-0887
                             www.thompsonplumb.com

                                 March 31, 1998
                      ---------------------------------

                                     PART B

                       Statement Of Additional Information

                                -----------------

                           Thompson Plumb Funds, Inc.

                         8201 Excelsior Drive, Suite 200
                            Madison, Wisconsin 53717
                            Telephone: (608) 831-1300


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Thompson Plumb Funds, Inc. Prospectus (the "Prospectus") dated March 31, 1998. Requests for copies of the prospectus should be made by writing to Thompson, Plumb & Associates, Inc., 8201 Excelsior Drive, Madison, Wisconsin 53717, Attention: Corporate Secretary, or by calling the number listed above.

         In this Statement of Additional Information, Thompson Plumb Funds, Inc. may be referred to as the "Investment Company," and its three separate series, the Thompson Plumb Balanced Fund, the Thompson Plumb Bond Fund and the Thompson Plumb Growth Fund may be referred to individually as the Balanced Fund, the Bond Fund and the Growth Fund, respectively, or simply as a Fund or the Fund, and may be referred to collectively as the "Funds."

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
DESCRIPTION OF CERTAIN INVESTMENTS AND TRANSACTIONS ..................       B-2
INVESTMENT RESTRICTIONS ..............................................       B-5
DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS ..........       B-8
MANAGEMENT ...........................................................       B-9
ADVISORY AND ADMINISTRATIVE SERVICES .................................      B-11
PORTFOLIO TRANSACTIONS AND BROKERAGE .................................      B-14
FUND PERFORMANCE......................................................      B-16
TAXES ................................................................      B-19
DESCRIPTION OF RATINGS OF CERTAIN FIXED INCOME SECURITIES ............      B-20
OTHER INFORMATION.....................................................      B-24
FINANCIAL STATEMENTS .................................................      B-25


     The date of this Statement of Additional Information is March 31, 1998.

               DESCRIPTION OF CERTAIN INVESTMENTS AND TRANSACTIONS

LENDING PORTFOLIO SECURITIES

         A Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies, however, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In the event any Fund engages in this activity, Thompson, Plumb & Associates, Inc. (the "Advisor") will monitor the creditworthiness of firms to which the Fund lends its securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of securities during the existence of the loan if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

REPURCHASE AGREEMENTS

         The Funds may from time to time enter into repurchase agreements, although, absent unforeseen market and economic conditions, the Funds have no present intention to do so. Repurchase agreements involve the sale of securities to a Fund with the concurrent agreement of the seller (a bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. The Funds may enter into repurchase agreements with broker-dealers who are recognized by the Federal Reserve Bank of New York as primary dealers in United States Government securities and with banks. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. In the event the seller of the repurchase agreement enters a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, the Fund could experience losses that include (a) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights, (b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to the Fund in connection with enforcing those rights, and
(d) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisor intends to cause the Funds to invest in repurchase agreements only when the Advisor determines that the Funds should invest in short-term money market instruments and the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds, circumstances that the Advisor does not anticipate will occur in the near future. The Advisor does not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

WHEN-ISSUED TRANSACTIONS

         A Fund may purchase or sell portfolio securities in when-issued transactions, although, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. In such transactions, the payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the Investment Company Act of 1940, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that the Fund remains substantially fully invested at the same time that it has entered into such transactions, which all of the Funds would normally expect to do, there will be greater fluctuations in the market value of the Fund's assets than if the Fund set aside cash to satisfy the purchase commitment. However, each Fund will maintain designated liquid assets with a market value, determined daily, at least equal to the amount of commitments for when-issued securities, such assets to be ear-marked specifically for the settlement of such commitments. Each Fund will only make commitments to purchase portfolio securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Funds reserve the right to sell the securities before the settlement date if it is deemed advisable. None of the Funds currently intend to purchase securities in when-issued transactions if, after such purchase, more than 5% of the Fund's net assets would consist of when-issued securities.

ILLIQUID SECURITIES

         No Fund will invest more than 10% of the value of its net assets in securities which are illiquid, including restricted securities, securities for which there are no readily available market quotations and repurchase agreements providing for settlement in more than seven days after notice. For the purposes of this restriction, the Funds do not consider variable rate demand notes to be restricted securities. See "Variable Rate Demand Notes" below.

VARIABLE RATE DEMAND NOTES

         The Funds may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of principal and accrued interest at any time. The investment policy of each Fund is to purchase variable rate demand notes only if, at the time of purchase, the issuer has unsecured debt securities outstanding that are rated within the two highest rating categories by either Standard & Poor's or Moody's Investors Service, Inc.

MORTGAGE-BACKED SECURITIES

         The Balanced and Bond Funds may invest in mortgage-related securities, which include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. These pools are combined for sale to investors (such as the Balanced and Bond Funds) by various governmental and government-related entities, as well as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other private issuers. Mortgage-related securities generally provide for a "pass-through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities.

         GNMA is the principal government guarantor of mortgage-related securities. GNMA is authorized to guaranty, with the full faith and credit of the United States Government, timely payment of principal and interest on securities it approves that are backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA securities are described as "modified pass-through" in that they provide a monthly payment of interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. Other government related guarantors of these securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC securities are guaranteed as to payment of principal and interest by those agencies, but are not backed by the full faith and credit of the United States Government. With respect to private mortgage-backed securities, timely payment of principal and interest of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that private insurers or guarantors can meet their obligations under such policies.

         Certain mortgage-backed securities purchased by the Balanced and Bond Funds provide for a prepayment privilege and for amortized payments of both interest and principal over the term of the security. The yield on the original investment in such securities applies only to the unpaid principal balance, as the Fund must reinvest the periodic payments of principal at prevailing market interest rates which may be higher or lower then the rate on the original security. In addition, the prepayment privilege may require the Fund to reinvest at lower yields than were received from the original investment. If these instruments are purchased at a premium in the market, and if prepayment occurs, such prepayments will be at par or stated value, which will result in reduced return on such transactions.

         During periods of declining interest rates, prepayment of mortgages from underlying mortgage-backed securities can be expected to accelerate. Accordingly, the Balanced and Bond Fund's ability to maintain positions in high-yielding mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields will depend on prevailing interest rates at that time. Neither the Balanced Fund nor the Bond Fund currently intends to purchase mortgage-backed securities if, after such purchase, more than 5% of the respective Fund's net assets would consist of mortgage-backed securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

         An investment by a Fund in another investment company may cause the Fund to increase payments of administration and distribution expenses. Such investments are limited by investment restriction (7). See "Investment Restrictions" in this Statement of Additional Information.


                             INVESTMENT RESTRICTIONS

         Each Fund has adopted the following investment restrictions, none of which -- except for the matters described in the second sentence of item (5) and in the second sentence of item (7) -- may be changed without the approval of the holders of a majority of the outstanding shares (as defined in the Investment Company Act of 1940) of the Fund. A Fund may not:

                  (1) Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of its total assets, provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                  (2) Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of its total assets would be invested in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                  (3) Make loans, except through the purchase of debt obligations in accordance with the Fund's investment objective and policies and through repurchase agreements with banks, brokers, dealers and other financial institutions.

                  (4) Issue senior securities in violation of the Investment Company Act of 1940 or borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or
(b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of each Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While a Fund has borrowings in excess of 5% of the value of the Fund's total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons the net assets of a Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the Investment Company Act of 1940. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

                  (5) Mortgage or pledge any assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund's net assets, taken at cost at the time of such borrowings. Notwithstanding the prior sentence, each Fund's current intention is not to mortgage, pledge or hypothecate more than 5% of the value of the Fund's net assets.

                  (6) Purchase or sell real estate or commodities, except that a Fund may purchase and sell (a) securities issued by real estate investment trusts or other companies which invest in or own real estate, and (b) securities secured by interests in real estate, provided in each case that such securities are marketable.

                  (7) Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940. Subject to certain exceptions, the Investment Company Act of 1940 prohibits a Fund from investing more than 5% of its total assets in securities of another investment company, investing more than 10% of its total assets in securities of such investment company and all other investment companies, or purchasing more than 3% of the total outstanding voting stock of another investment company.

                  (8) Purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control or management.

                  (9) Act as an underwriter of securities issued by others, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933 (if the Fund sells such securities, it may technically be deemed an "underwriter" for purposes of such
Act).

         For purposes of the restriction in item (2) above, a guarantee of an instrument will be considered a security separate from such instrument (subject to certain exclusions allowed pursuant to Rule 5b-2 under the Investment Company Act of 1940). Such Rule provides that a guarantee of a security will not be deemed to be a security issued by the guarantor, provided that the value of all securities issued or guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the total assets of the Fund.

         In addition to the foregoing restrictions, the Investment Company's Board of Directors has adopted the following restrictions, which may be changed without shareholder approval. A Fund may not:

                  (a) Purchase the equity securities of companies which have a record of less than three years continuous operation if any such purchase at the time thereof would cause more than 5% of the value of the total assets of the Fund to be invested in securities of such companies. Such period of three years includes the operation of any predecessor company or companies, partnership or individual enterprise if the company whose securities are proposed as an investment has come into existence as the result of a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor company or companies, partnership or individual enterprise.

                  (b) Purchase or retain the securities of an issuer if, to the Fund's knowledge, those officers or directors of the Fund or its investment adviser who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

                  (c) Purchase securities on margin, but a Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities.

                  (d)      Make short sales of securities.

                  (e) Participate on a joint or joint-and-several basis in any securities trading account.

                  (f) Invest in puts, calls, straddles or spreads, or combinations thereof.

                  (g) Invest in oil, gas or other mineral exploration or development programs, but this shall not prohibit a Fund from investing in securities of companies engaged in oil, gas or mineral activities.

                  (h) Invest in warrants, valued at the lower of cost or market, in an amount in excess of 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value for purposes of this restriction.

                  (i) Buy or sell real estate or invest in the securities of real estate investment trusts or real estate limited partnerships, provided the Funds may invest in the securities of other companies whose business involves the purchase and sale of real estate.

         For purposes of the foregoing limitations -- except for the limitation referred to in the fourth sentence of item (4) above -- any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

         During the year ended November 30, 1997, each of the Balanced Fund, Bond Fund and Growth Fund did not borrow money or mortgage or pledge its assets pursuant to the authority contained in items (4) and (5) above. During such year each Fund also did not: (i) purchase securities issued by real estate investment trusts; (ii) purchase securities issued by other investment companies;
(iii) purchase any warrants; (iv) purchase any securities guaranteed by a third party; or (v) enter into any repurchase agreements. Whether any of the Funds will engage in the types of transactions or make the types of investments described in the preceding two sentences will depend on market conditions and the Advisor's judgment as to whether engaging in such transactions or making such investments is appropriate. In February 1998, the Investment Company obtained from a commercial bank a revolving line of credit up to an aggregate maximum amount of $3,000,000, which will be used by the Funds to meet significant redemption requests without having to liquidate a securities position on short notice, and for emergency purposes. Loans drawn on the line of credit mature in seven days and bear interest at the lending bank's prime rate. The line of credit terminates in February 1999 subject to automatic one-year extensions. The line of credit satisfies the requirements of items (4) and (5) above.


           DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS

         The Funds' net asset value is determined only on the days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Years' Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

         Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes and certain preferred stocks in which the Funds may invest. As authorized by the Board of Directors, these investments are stated at fair market value on the basis of valuations furnished by independent broker bid quotations and/or independent pricing services. Independent pricing services approved by the Board of Directors determine valuations for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         Generally, trading in U.S. Government securities and other fixed income securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value for that day. If events materially affecting the value of the Fund's securities occur during such a period, then the securities will be valued at their fair value as determined in good faith by the Board of Directors.

         The Funds intend to pay all redemptions in cash and are obligated to redeem shares solely in cash. Redemption proceeds ordinarily will be sent within seven days after receipt of the redemption request and all necessary documents. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or that Exchange is closed for other than customary weekend and holiday closing; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.


                                   MANAGEMENT

         Information pertaining to the Directors and officers of the Investment Company is set forth below. Directors deemed to be "interested persons" of the Funds for purposes of the Investment Company Act of 1940 are so indicated.

         GEORGE H.  AUSTIN  (interested  person),  8201  Excelsior  Drive,
Suite 200, Madison, Wisconsin 53717. DIRECTOR. Mr. Austin has been the Director of Research and Portfolio Manager of the Advisor since March 1994 and, prior thereto, was the Director of Investments of the Wisconsin Alumni Research Foundation from 1976 to 1994.

         MARY ANN DEIBELE, 20029 Reichardt Road, Kiel, Wisconsin 53042. DIRECTOR. Ms. Deibele has been retired since September 1994 and, prior thereto, was a Director and a member of the executive committee of Household Utilities, Inc., a high tech sheet metal fabricating facility.

         DAVID B. DUCHOW, 8201 Excelsior Drive, Suite 200, Madison, Wisconsin 53717. ASSISTANT VICE PRESIDENT. Mr. Duchow has been Portfolio Manager of the Advisor since December 1996, Associate Portfolio Manager of the Advisor from January 1994 to December 1996. He has also been an Investment Analyst and Marketing Manager of the Advisor since September of 1992. From December 1991 to September 1992 he was a Marketing Representative for the Prudential Co.

         JOHN W. FELDT, 150 East Gilman Street, Madison, Wisconsin 53703. DIRECTOR. Mr. Feldt has been the Senior Vice President of Finance of the University of Wisconsin Foundation since 1984 and, prior thereto, was the Vice President of Finance for the University of Wisconsin Foundation, a not-for-profit corporation.

         DONALD A. NICHOLS, 1180 Observatory Drive, Madison, Wisconsin 53706. DIRECTOR. Mr. Nichols has been Professor of Economics of the University of Wisconsin since 1966 and was Chairman, Department of Economics from 1983 to 1986 and from 1988 to 1990. He now serves as Director of the Center for Research on the Wisconsin economy. He has been a member of the Board of Advisors of the American Players Theatre since 1993, economic adviser to the Governor of the State of Wisconsin from 1982 through 1986 and a consultant to National Economic Research Associates during 1985. In addition, Mr. Nichols has appeared as an expert witness in numerous court proceedings involving the estimation of damages, both corporate and individual.

         THOMAS G. PLUMB (interested person), 8201 Excelsior Drive, Suite 200, Madison, Wisconsin 53717. PRESIDENT, TREASURER AND DIRECTOR. Mr. Plumb has been Vice President of the Advisor since he co-founded it in June 1984. He was Vice President of Firstar Bank Madison, N.A., Investment Management Division, from December 1983 to June 1984. He had various officer and management responsibilities at Firstar Bank Madison, N.A. from November 1979 to December 1983. He has been in the investment management business since 1975. He is a Chartered Financial Analyst.

         JOHN C. THOMPSON, 8201 Excelsior Drive, Suite 200, Madison, Wisconsin 53717. ASSISTANT VICE PRESIDENT. Mr. Thompson has been Portfolio Manager of the Advisor since December 1996, Associate Portfolio Manager of the Advisor from January 1994 to December 1996 and an Investment Analyst from March 1993 to the present. From June 1991 to March 1993 he was a Quality Control Consultant for ABS Industrial Verification, Inc. He is a Chartered Financial Analyst.

         JOHN W. THOMPSON (interested person), 8201 Excelsior Drive, Suite 200, Madison, Wisconsin 53717. CHAIRMAN, SECRETARY AND DIRECTOR. Mr. Thompson has been President of the Advisor since he co-founded it in June 1984 and has been Treasurer of the Advisor since

October 1993. From September 1979 until his resignation in June 1984, Mr. Thompson was First Vice President and Division Manager of the Investment Management Division of Firstar Bank Madison, N.A. He has been in the investment management business since 1971. He is a Chartered Financial Analyst.

         Directors and officers of the Investment Company who are officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Funds for serving as directors or officers. Those directors who are not so affiliated with the Advisor received $8,900 in fiscal year 1997, as set forth in the table below.


                                       AGGREGATE                             ESTIMATED              TOTAL
                                      COMPENSATION          PENSION OR         ANNUAL          COMPENSATION FROM
                                     FROM INVESTMENT        RETIREMENT      BENEFITS UPON     INVESTMENT COMPANY
              DIRECTOR                   COMPANY             BENEFITS        RETIREMENT        AND FUND COMPLEX
              --------                   -------             --------        ----------        ----------------
          Mary Ann Deibele               $8,900                None             None                $8,900
          John W. Feldt                  $8,900                None             None                $8,900
          Donald A. Nichols              $8,900                None             None                $8,900



         For fiscal year 1998, those directors who are not so affiliated with the Advisor will each receive $9,800.

         John W. Thompson and Thomas G. Plumb each own 50% of the outstanding shares of the Advisor.

         As of February 28, 1998, the Investment Company's Directors and officers as a group owned 75,368 shares (3.19% of the outstanding shares) of the Balanced Fund, 20,348 shares (0.71% of the outstanding shares) of the Bond Fund, and 40,580 shares (2.83% of the outstanding shares) of the Growth Fund.


                      ADVISORY AND ADMINISTRATIVE SERVICES

         As stated in the Prospectus, Thompson, Plumb & Associates, Inc. acts as the investment advisor and administrator for each of the Funds. See "Management of the Funds" in the Prospectus for a description of the duties of Thompson, Plumb & Associates, Inc. as investment advisor. The administrative obligations of the Advisor include: (a) providing supervision of all aspects of each Fund's non-investment operations, such as custody of the Fund's assets, shareholder servicing and legal and audit services (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to the Funds' agreements with their custodian and shareholder servicing agent),
(b) providing each Fund, to the extent not provided pursuant to such agreements or the agreement with the Funds' accounting services agent, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, such as preparing budgets, supplying information for the Prospectus, this Statement of Additional Information and various reports, and handling meetings of shareholders,
(c) arranging, to the extent not provided pursuant to such agreements, for the preparation of each Fund's tax returns, reports to shareholders, periodic updating of the Prospectus and this Statement of Additional Information, and reports filed with the SEC and other regulatory authorities, all at the expense of the Fund, (d) providing each Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services in Madison, Wisconsin, and (e) maintaining all of the records of each Fund other than those maintained pursuant to such agreements.

         For the fiscal years ended November 30, 1997, 1996 and 1995, in return for serving as the Funds' investment advisor and administrator, the Advisor earned fees for the Balanced Fund in the amounts of $247,662, $163,437 and $147,812, respectively, for the Bond Fund in the amounts of $183,746, $115,203 and $81,158, respectively, and for the Growth Fund in the amounts of $333,296, $171,264 and $78,969, respectively.

         The Advisory Agreement provides that the Advisor may render similar services to others so long as its services under the Agreement are not impaired thereby. The Advisory Agreement also provides that the Funds will indemnify the Advisor against certain liabilities, including liabilities under the federal securities laws, or, in lieu thereof, contribute to resulting losses. The Advisory Agreement further provides that, subject to Section 36 of the Investment Company Act of 1940, the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates, except liability to a Fund or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Advisory Agreement between the Advisor and the Funds was approved pursuant to the vote of a majority of the outstanding shares (as defined in the Investment Company Act of 1940) of the Balanced Fund on March 9, 1988 and of the Bond and Growth Funds on December 22, 1992. The Advisory Agreement will continue from year to year with respect to each Fund provided such continuance is specifically approved at least annually, (a) by the vote of the outstanding shares of the Fund or by the Directors of the Funds, and (b) by the vote of a majority of the Directors of the Funds who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the Investment Company Act of 1940) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically if assigned (as defined in the Investment Company Act of 1940) and is terminable at any time without penalty by the Directors of the Funds or, with respect to any Fund, by vote of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940) on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Funds.

ACCOUNTING SERVICES AGENT

         Under its Accounting Services Agreement with the Funds, the Advisor maintains and keeps current certain accounts and financial records of each Fund, prepares the financial statements of each Fund as required by the Investment Company Act of 1940 and calculates the net asset value per share of each Fund on a daily basis.

         For the fiscal years ended November 30, 1997, 1996 and 1995, the Advisor earned fees for the services it provided to, and the expenses it assumed for, the Funds under the Accounting Services Agreement in the amounts of $56,797, $38,456 and $31,168, respectively, for the Balanced Fund; $56,007, $35,457 and $30,217, respectively, for the Bond Fund; and $63,099, $34,990 and $30,214, respectively, for the Growth Fund.

EXPENSES

         Except as set forth in the Prospectus under "Management of the Funds," the Funds are responsible for the payment of their own expenses. Such expenses include, without limitation: the fees payable to the Advisor; the fees and expenses of the Funds' custodian and transfer and dividend disbursing agent; the cost of stock certificates; association membership dues; any portfolio losses; filing fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Funds; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' existing shareholders and regulatory authorities; compensation and expenses of the Funds' Directors; and extraordinary expenses incurred by the Funds. The Advisor will bear the expense of printing and distributing prospectuses to prospective shareholders.

         The Advisor intends to voluntarily reimburse the Bond Fund for all expenses it incurs on an annual basis in excess of 1.00% of average daily net assets. Voluntary reimbursement may be initiated, modified or discontinued by the Advisor at any time.

CUSTODIAN

         Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201, is the custodian of the Funds' portfolio securities and cash.

COUNSEL AND INDEPENDENT ACCOUNTANTS

         Quarles & Brady, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as general counsel to the Funds, and passes on the validity of the shares of each Fund.

         Price Waterhouse LLP, independent accountants, 33 South Sixth Street, Minneapolis, Minnesota 55402, serves as independent accountants for the Funds. The financial statements of the Funds incorporated by reference into this Statement of Additional Information (under "Financial Statements") from the annual report to shareholders for the fiscal year ended November 30, 1997 (the "Annual Report") and the data set forth under "Financial Highlights" in the Prospectus have been so incorporated or included in reliance upon the authority of said firm as experts in auditing and accounting.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, where applicable. Purchases and sales of securities on a national securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Advisor to seek the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In addition, the Advisor may place orders for portfolio transactions with brokers who recommend the purchase of shares of the Funds to clients if the Advisor believes that such brokers' commissions or dealer spreads, quality of execution and the overall quality of brokerage and research services are comparable to those of other brokers. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best net price and the most favorable execution involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The best net price takes into account the brokerage commission or dealer spread involved in purchasing the securities. Transactions in the securities of small companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

         In selecting brokers to effect portfolio transactions for the Funds, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, access to computerized data bases and the software for analyzing such data bases, and the availability of the brokerage firm's analysts for consultation. Where computer software serves other functions than assisting the Advisor in the investment decision-making process (e.g., recordkeeping), the Advisor makes a reasonable allocation of the cost of the software to such other functions and bears such part of the cost itself. While the Advisor believes such information and services have substantial value, the Advisor considers them supplemental to its own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Advisor may benefit from the availability of these services to the Advisor, and the Funds may benefit from services available to the Advisor as a result of transactions for other clients. The Advisory Agreement provides that the Advisor, in placing orders for portfolio securities, is entitled to rely upon Section 28(e) of the Securities Exchange Act of 1934. Such section generally permits the Advisor to cause the Funds to pay a broker or dealer, who provides brokerage and research services to the Advisor, an amount of commission for effecting a securities transaction in excess of the amount another broker or dealer would have charged for effecting the transaction; provided the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker or dealer viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the Funds and the other accounts as to which the Advisor exercises investment discretion.

         On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as the Advisor's other customers (including any other fund or other investment company or advisory account for which the Advisor acts as investment advisor), the Advisory Agreement provides that the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund.

         During the fiscal year ended November 30, 1997, the Balanced Fund, Bond Fund and Growth Fund paid brokerage commissions aggregating $56,729, $7,906 and $75,213, respectively, in connection with their portfolio transactions. The entire amount of such commissions was paid to brokers or dealers who provided research services to the Advisor in transactions amounting to $36,321,427, $24,969,005 and $39,214,783, respectively, other than brokerage commissions of $1,390 paid to brokers or dealers by the Growth Fund for executing transactions totaling $666,154.

         During the fiscal years ended November 30, 1996 and 1995, the Funds paid brokerage commissions in connection with their portfolio transactions aggregating $52,603 and $57,196, respectively, for the Balanced Fund; $6,647 and $6,066, respectively, for the Bond Fund; and $58,839 and $46,307, respectively, for the Growth Fund.


                                FUND PERFORMANCE

GENERAL

         From time to time the Funds may advertise yield and total return for various periods of investment. Such information will always include uniform performance calculations based on standardized methods established by the Securities and Exchange Commission, and may also include other total return information. Yield is based on historical earnings and total return is based on historical calculated earnings; neither is intended to indicate future performance. Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities in the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors, in addition to differences in the methods used in calculating performance information, when comparing a particular Fund's performance to the performance data established for alternative investments.

AVERAGE ANNUAL TOTAL RETURN

         For each of the Funds, standardized annual total return is computed by finding the average annual compounded rates of return over the one, five and ten-year periods (or the portion thereof during which the Fund has been in existence) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                        n
                                P(1 + T) = ERV

WHERE:

         T        =        average annual total return;
         n        =        number of years and portion of a year;
         ERV      =        ending redeemable value (of the hypothetical $1,000
                           payment) at the end of the 1, 5 and 10-year periods,
                           or fractional portion thereof, after deduction of all
                           non-recurring charges to be deducted, assuming
                           redemption at the end of the period; and
         P        =        $1,000 (the hypothetical initial payment).

         The average annual total returns for the Balanced Fund for the one-year, five-year and ten-year periods ended November 30, 1997, and the average annual total returns for the Bond and Growth Funds for the one-year and five-year periods ended November 30, 1997 and for the period from February 10, 1992 (commencement of operations) through November 30, 1997, are as follows:


                                                                                                     FROM
                                                                                                 COMMENCEMENT
                                                                                                      OF
                            1 YEAR               5 YEARS                  10 YEARS                OPERATIONS
                            ------               -------                  --------                ----------
Balanced Fund               21.39%                14.23%                  14.10%(1)                   --
Bond Fund                    4.74%                 5.67%(2)                  --                    5.71%(2)
Growth Fund                 29.90%                18.59%(3)                  --                   16.18%(3)

------------------

(1) Without expense reimbursements by the Advisor in 1988, the Balanced Fund's average annual total return for the ten-year period ended November 30, 1997 would have been 14.08%.

(2) Without expense reimbursements by the Advisor in 1995, 1994, 1993 and 1992, the Bond Fund's average annual return for the five-year period ended November 30, 1997 and for the period from commencement of operations through November 30, 1997 would have been 5.36% and 5.26%, respectively.

(3) Without expense reimbursements by the Advisor in 1994 and 1992, the Growth Fund's average annual return for the five-year period ended November 30, 1997 and for the period from commencement of operations through November 30, 1997 would have been 18.53% and 16.11%, respectively.

CURRENT YIELD

         Current yield quotations for the Funds are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                          6
                  Yield = 2 [( {a-b} + 1)  -1]
                                ---
                                 cd
WHERE:

         a        =        dividends and interest earned during the period;
         b        =        expenses accrued for the period (net of
                           reimbursements);
         c        =        the average daily number of shares outstanding
                           during the period that were entitled to receive
                           dividends; and
         d        =        the maximum offering price per share on the last day
                           of the period.

         For purposes of this calculation, income earned on debt obligations is determined by applying a calculated yield-to-maturity percentage to the obligations held during the period. Interest earned on mortgage backed securities will be calculated using the coupon rate and principal amount after adjustment for a monthly paydown. Income earned on equity securities is determined by using the stated annual dividend rate applied over the performance period. Because the investment objectives of the Balanced and Growth Funds do not relate solely to current income, these Funds will not typically advertise yield. The yield for the Bond Fund for the 30-day period ended November 30, 1997 was 5.21%. When advertising yield, the Bond Fund will not advertise a one-month or a 30-day period which ends more than 45 days before the date on which the advertisement is published.

         The performance data for the Funds is based on historical results and is not intended to indicate future performance. Each Fund's total return will vary based on market conditions, Fund expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption.

OTHER PERFORMANCE INFORMATION

         Each Fund may from time to time advertise its comparative performance as measured by various independent sources, including, without limitation, Lipper Analytical Services, Inc., Barron's, The Wall Street Journal, The New York Times, U.S.A. Today, Weisenberger Investment Companies Service, Consumer Reports, Time, Newsweek, U.S. News and World Report, Business Week, Financial World, U.S. News and World Reports, Milwaukee Journal Sentinel, Wisconsin State Journal, Forbes, Fortune, Money, Morningstar Publications, Standard & Poors/Lipper Mutual Fund Profiles and The Individual Investor's Guide to No-Load Mutual Funds. A Fund may also note its mention in, or inclusion in lists or rankings prepared or published by, such independent sources and other newspapers, magazines and media from time to time. However, the investment company assumes no responsibility for the accuracy of such information. In addition, each Fund may from time to time advertise its performance relative to certain other mutual funds or groups of funds, indices and benchmark investments, including, without limitation, the Value Line Index, Lipper Capital Appreciation Fund Average,

Lipper Growth Funds Average, Lipper General Equity Funds Average, Lipper Equity Funds Average, Morningstar Growth Average, Morningstar Equity Fund Average, Morningstar Hybrid Average, Morningstar All Equity Funds Average, Lipper Balanced Funds Index, Lipper Balanced Funds Average, Morningstar General Equity Average, Dow Jones Industrial Average, New York Stock Exchange Composite Index, American Stock Exchange Composite Index, Standard & Poor's 500 Stock Index, Russell 2000 Small Stock Index, Russell Mid-Cap Stock Index, Russell 2500 Index, Standard & Poor's 400 Industrials, Standard & Poor's 100, Wilsure 5000, Wilsure 4500, Wilsure 4000, Lehman Brothers Intermediate Corporate/Government Bond Index, Nasdaq Industrials, Nasdaq-OTC Price Index and Consumer Price Index.

         Each Fund may advertise its rankings as published by Lipper Analytical Services, Inc. in its categories or sub-categories, as well as its rating by Morningstar, Inc. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and Morningstar. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk (which is a function of the Fund's monthly returns less the three-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, then next 35% labeled three star, the next 22.5% labeled two star and bottom 10% rated one star. A high rating reflects either above-average returns or below-average risks, or both.


                                      TAXES

         The dividends received deduction available to a corporate shareholder with respect to certain ordinary income distributions from a Fund may be reduced below 70% if the shareholder has incurred any indebtedness directly attributable to its investment in Fund shares.

         Any ordinary income or capital gain distribution will reduce the net asset value of Fund shares by the amount of the distribution. Although such a distribution thus resembles a return of capital if received shortly after the purchase of shares, it generally will be taxable to shareholders.

         All or part of any loss that a shareholder realizes on a redemption of shares will be disallowed if the shareholder purchases other shares of the same Fund (including by the automatic reinvestment of Fund distributions in additional Fund shares) within 30 days before or after the redemption.

         In years when a Fund distributes to shareholders amounts exceeding the Fund's earnings and profits as determined for tax purposes, such excess will not be taxed to the shareholders as a dividend, but rather will be treated first as a tax-free return of each shareholder's tax basis in its shares until such basis is reduced to zero, and thereafter as gain from the sale or exchange of such shares.

         Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not materially affect the Funds or their shareholders. Dividends declared in October, November or December to shareholders on a date in any such month and paid during January of the following year will be treated as received by the shareholders on December 31 of the year declared.

         The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.


            DESCRIPTION OF RATINGS OF CERTAIN FIXED INCOME SECURITIES

         As set forth in the Prospectus under the caption "Investment Objectives and Policies of the Funds," each Fund may invest in corporate notes, bonds, debentures, convertible debt securities and convertible preferred stocks that are assigned specified ratings of either Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

DEBT SECURITIES

         STANDARD & POOR'S. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.      Nature of and provisions of the obligation; and

         III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         S&P's highest four rating categories are as follows:

         AAA. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

         BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         MOODY'S INVESTORS SERVICE, INC. The purpose of Moody's Ratings is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. Moody's highest four rating categories are as follows:

         Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

PREFERRED STOCK

         STANDARD & POOR'S. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

         The preferred stock ratings are based on the following considerations:

         I. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

         II.      Nature of, and provisions of, the issue.

         III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.


         S&P's highest four rating categories for preferred stock are as follows:

         AAA. This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA. A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         A. An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB. An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

         MOODY'S INVESTORS SERVICE, INC. Because of the fundamental differences between preferred stocks and bonds, Moody's uses a variation of its bond rating symbols in the quality ranking of preferred stock. The symbols, presented below, are designed by Moody's to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated by Moody's within the universe of preferred stocks.

         Moody's highest four ratings for preferred stock are as follows:

         aaa. An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa. An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a. An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa. An issue which is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

GENERAL

         The S&P ratings, other than "AAA," may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Moody's security rating symbols, other than "Aaa," may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         The ratings of S&P and Moody's represent their opinions as to the quality of the instruments rated by them. It should be emphasized that such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.

                                OTHER INFORMATION

         As of February 28, 1998, the only persons known to management to beneficially own 5% or more of the outstanding shares of the Balanced Fund were:
CAPINCO (7.58%), c/o Firstar Trust Company, P.O. Box 1787, Milwaukee, Wisconsin 53201-1787; and Anchorbank S.S.B. Retirement Balanced (9.72%), c/o Old Kent Bank, One Vandenberg Center, Grand Rapids, Michigan 49503. Old Kent Bank, One Vandenberg Center, Grand Rapids, Michigan 49503, was the holder of record of 12.10% of the outstanding shares of the Balanced Fund as of that date.

         As of February 28, 1998, the only persons known to management to beneficially own 5% or more of the outstanding shares of the Bond Fund were:
CAPINCO (57.94%), c/o Firstar Trust Company, P.O. Box 1787, Milwaukee, Wisconsin 53201-1787; and Wisconsin Auto & Truck Dealers Association Trust (6.67%), 150 East Gilman Street, Madison, Wisconsin 53703. Old Kent Bank, One Vandenberg Center, Grand Rapids, Michigan 49503, was the holder of record of 13.47% of the outstanding shares of the Bond Fund as of that date.

         As of February 28, 1998, the only persons known to management to beneficially own 5% or more of the outstanding shares of the Growth Fund were:
Anchorbank S.S.B. Retirement Growth (8.07%), c/o Old Kent Bank, One Vandenberg Center, Grand Rapids, Michigan 49503; and Wisconsin Auto & Truck Dealers Association Trust (6.27%), 150 East Gilman Street, Madison, Wisconsin 53703. Old Kent Bank, One Vandenberg Center, Grand Rapids, Michigan 49503, was the holder of record of 19.81% of the outstanding shares of the Growth Fund as of that date.

         As of February 28, 1998, no person, other than those named in the preceding three paragraphs, was known to the Funds to hold of record 5% or more of the outstanding shares of any of the Funds.

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington D.C.

         Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of

Additional Information form a part, each such statement being qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

         The financial statements and related report of Price Waterhouse LLP, independent accountants, contained in the Annual Report for the fiscal year ended November 30, 1997 are hereby incorporated by reference. A copy of the Annual Report may be obtained without charge by writing to Thompson, Plumb & Associates, Inc., 8201 Excelsior Drive, Suite 200, Madison, Wisconsin 53717, or by calling Thompson, Plumb & Associates, Inc. at (608) 831-1300.

                                     PART C
                                OTHER INFORMATION
                                -----------------


ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS.

     (a)    FINANCIAL STATEMENTS.

                  The following financial statements of the Thompson Plumb Funds, Inc. are included in the Prospectus dated March 31, 1998:

                  (1) Financial Highlights for the Thompson Plumb Balanced Fund for the fiscal years ended November 30, 1988, 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and
                         1997.

                  (2) Financial Highlights for the Thompson Plumb Bond Fund and the Thompson Plumb Growth Fund for the period from February 10, 1992 (commencement of operations) through November 30, 1992 and for the fiscal years ended November 30, 1993, 1994, 1995, 1996 and 1997.

                  The following financial statements of the Thompson Plumb Balanced Fund, the Thompson Plumb Bond Fund and the Thompson Plumb Growth Fund are incorporated by reference into the Statement of Additional Information dated March 31, 1998:

                  (1)    Report of Independent Accountants.
                  (2)    Statements of Assets and Liabilities.
                  (3)    Schedules of Investments.
                  (4)    Statements of Operations.
                  (5)    Statements of Changes in Net Assets.
                  (6)    Notes to Financial Statements.
                  (7)    Financial Highlights.

                  All other financial statements, schedules and historical financial information have been omitted as the subject matter is not required, not present, or not present in amounts sufficient to require submission.

     (b)    EXHIBITS.

                  See Exhibit Index following Signature Page to this Registration Statement, which Exhibit Index is incorporated herein by this reference.

ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None.


ITEM 26.    NUMBER OF HOLDERS OF SECURITIES.

         The following table shows the number of shareholders of record for each of the Funds as of December 31, 1997:


               SERIES                   NUMBER OF SHAREHOLDERS OF RECORD
               ------                   --------------------------------

               Balanced Fund                           684

               Bond Fund                                96

               Growth Fund                             914


ITEM 27.    INDEMNIFICATION.

         Article V, Section 4 of the Registrant's Bylaws provides for indemnification under certain circumstances of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant. However, no person shall be indemnified by the Registrant against any liability to any of the Funds or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. A copy of such Bylaws, as amended and restated as of January 21, 1991, is included as Exhibit 2 to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (Registration No. 33-6418).

         Paragraph 7 of the Investment Advisory Agreement between the Registrant and Thompson, Plumb & Associates, Inc. (formerly Thompson, Unger & Plumb, Inc.) provides for indemnification of Thompson, Plumb & Associates, Inc. by the Funds or, in lieu thereof, contribution by the Funds under certain circumstances. A copy of such Agreement, as amended and restated as of February 7, 1992, is included as Exhibit 5 to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

         Thompson, Plumb & Associates, Inc., the Registrant's investment advisor, is engaged in the investment advisory business. Set forth below is a list of the directors and officers of Thompson, Plumb & Associates, Inc. and, with respect to each such person, the name and business address of each other company (if any) with which such person has been connected during the two years ended November 30, 1996 and 1997, as well as the capacity in which such person was connected.


NAME                   POSITION WITH ADVISOR        OTHER AFFILIATIONS
----                   ---------------------        ------------------

John W. Thompson    President and Director          Chairman, Secretary and
                                                    Director of the Registrant

Thomas G. Plumb     Vice President and Director     President, Treasurer and Di-
                                                    rector of the Registrant

Connie M. Redman    Corporate Secretary             None

Penny M. Hubbard    Assistant Vice President        None


ITEM 29.    PRINCIPAL UNDERWRITERS.

     (a)    Not applicable.
     (b)    Not applicable.
     (c)    Not applicable.


ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS.

         The Amended and Restated Articles of Incorporation, Bylaws and minute book of the Registrant are in the physical possession of Quarles & Brady, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Accounts, books, records and other documents required to be maintained under Section 31(a) relating to the number of shares of the Registrant's common stock held by each shareholder of record are in the physical possession of Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Thompson, Plumb & Associates, Inc., 8201 Excelsior Drive, Suite 200, Madison, Wisconsin 53717.

ITEM 31.    MANAGEMENT SERVICES.

         Not applicable.


ITEM 32.    UNDERTAKINGS.

         The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Madison, State of Wisconsin, on the 31st day of March, 1998.

                                                THOMPSON PLUMB FUNDS, INC



                                                By  /s/ John W. Thompson
                                                  ------------------------
                                                      JOHN W. THOMPSON
                                                     Chairman of the Board


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on this 31st day of March, 1998, by the following persons in the capacities indicated.


/s/ John W. Thompson                                   Mary Ann Deibele+
----------------------------------------          ------------------------------
               JOHN W. THOMPSON                        MARY ANN DEIBELE
       Director, Chairman and Secretary                  Director
        (Principal Executive Officer)


/s/ Thomas G. Plumb                                     John W. Feldt*
----------------------------------------          ------------------------------
               THOMAS G. PLUMB                          JOHN W. FELDT
      Director, President and Treasurer                   Director
(Principal Financial and Accounting Officer)


/s/ George H. Austin                                  Donald A. Nichols*
----------------------------------------          ------------------------------
               GEORGE H. AUSTIN                       DONALD A. NICHOLS
                   Director                                Director


+*By: /s/ John W. Thompson
     --------------------------------------
            JOHN W. THOMPSON
       +   Pursuant to Power of Attorney
            dated January 26, 1995
       *   Pursuant to Power of Attorney
            dated December 6, 1991

                           THOMPSON PLUMB FUNDS, INC.


                  ---------------------------------------------

                                  EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM N-1A



EXHIBIT                                         INCORPORATED HEREIN                 FILED
NUMBER        DESCRIPTION                         BY REFERENCE TO                  HEREWITH
-------       -----------                        ---------------                   --------
   1     Registrant's Amended and            Post-Effective Amendment No.
         Restated Articles of                12 to the Registrant's
         Incorporation.                      Registration Statement on
                                             Form N-1A (Reg. No. 33-6418)
                                             (the "Registration Statement").
   2     Registrant's Bylaws, as                                                       X
         amended and restated and
         presently in effect.

   3     Not applicable.

 4(a)    Specimen stock certificate for      Post-Effective Amendment No. 6
         shares of Growth Fund.              to the Registration Statement.

 4(b)    Specimen stock certificate for      Post-Effective Amendment No. 6
         shares of Balanced Fund.            to the Registration Statement.

 4(c)    Specimen stock certificate for      Post-Effective Amendment No. 6
         shares of Bond Fund.                to the Registration Statement.

   5     Investment Advisory                 Post-Effective Amendment No.
         Agreement between                   12 to the Registration Statement.
         Registrant and Thompson, Unger &
         Plumb, Inc., as amended and
         restated as of February 7, 1992.

   6     Not applicable.

   7     Not applicable.



EXHIBIT                                         INCORPORATED HEREIN                 FILED
NUMBER        DESCRIPTION                         BY REFERENCE TO                  HEREWITH
-------       -----------                        ---------------                   --------
   8     Custodian Agreement with            Post-Effective Amendment No.
         Bank between Registrant and         12 to the Registration Statement.
         First Wisconsin Trust
         Company, as amended and
         restated as of February 7,
         1992.

 9(a)    Accounting Services Agree-          Post-Effective Amendment No.
         ment between Registrant and         12 to the Registration Statement.
         Thompson, Unger & Plumb, Inc.,
         as amended and restated as of
         February 7, 1992.

 9(b)    Shareholder Services Agree-         Post-Effective Amendment No.
         ment between Registrant and         12 to the Registration Statement.
         Thompson, Unger & Plumb, Inc.,
         as amended and restated as of
         February 7, 1992.

 9(c)    Operating Agreement be              Post-Effective Amendment No.
         tween Registrant and Charles        12 to the Registration Statement.
         Schwab & Co., Inc. dated as
         of January 15, 1997.

 9(d)    Confidentiality Agreement           Post-Effective Amendment No.
         between Registrant and              12 to the Registration Statement.
         Charles Schwab & Co., Inc.
         dated as of January 15, 1997.

 9(e)    Services Agreement between          Post-Effective Amendment No.
         Registrant and Charles              12 to the Registration Statement.
         Schwab & Co., Inc. dated as
         of January 15, 1997.

 9(f)    Distribution and Servicing          Post-Effective Amendment No.
         Agreement between                   12 to the Registration Statement.
         Registrant and Portico Funds,
         Inc.

 9(g)    Servicing Agreement between                                                   X
         Registrant and Portico Funds,
         Inc.




 EXHIBIT                                        INCORPORATED HEREIN                 FILED
 NUMBER       DESCRIPTION                        BY REFERENCE TO                   HEREWITH
-------       -----------                        ---------------                   --------
 9(h)    Revolving Credit Agreement                                                    X
         dated as of February 6, 1998
         between Registrant and M&I
         Bank of Southern Wisconsin

 10      Consent of Quarles & Brady.         Post-Effective Amendment No. 6
                                             to the Registration Statement.

 11      Consent of Price Waterhouse.                                                  X

 12      Not applicable.

 13      Subscription Agreement be-          Post-Effective Amendment No. 1
         tween Registrant and                to the Registration Statement.
         Thompson, Unger & Plumb,
         Inc. (f/k/a FMI Capital
         Management, Inc.).

14(a)    Thompson Plumb Funds, Inc.                                                    X
         Individual Retirement Ac-
         count Disclosure Statements
         and Custodial Account Agree-
         ments for Traditional IRAs,
         Roth IRAs and Educational
         IRAs.

14(b)    IRS Model 5305-SEP and                                                        X
         related documents.

14(c)    IRS Model 5305-SA and                                                         X
         related documents.

 15      Not applicable.

16(a)    Schedule of computation of                                                    X
         performance data for the
         Balanced Fund.

16(b)    Schedule of computation of                                                    X
         performance data for the
         Growth Fund.

16(c)    Schedule of computation of                                                    X
         performance data for the
         Bond Fund.




EXHIBIT                                           INCORPORATED HEREIN                FILED
NUMBER        DESCRIPTION                         BY REFERENCE TO                   HEREWITH
-------       -----------                        ---------------                   --------
17(a)    Financial Data Schedule for                                                   X
         the Balanced Fund

17(b)    Financial Data Schedule for                                                   X
         the Growth Fund

17(c)    Financial Data Schedule for                                                   X
         the Bond Fund
